UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO
SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934 (Amendment No.)

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

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BANCROFT FUND LTD.
ELLSWORTH GROWTH AND INCOME FUND LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PROXY MATERIALS

BANCROFT FUND LTD.
ELLSWORTH GROWTH AND INCOME FUND LTD.

To the Shareholders of Bancroft Fund Ltd. and Ellsworth Growth and Income Fund Ltd.:

I am writing to let you know that due to a proposed transaction between Gabelli Funds, LLC (“Gabelli Funds”) and Dinsmore Capital Management Co. (“Dinsmore Capital”) a joint special meeting (the “Meeting”) of shareholders of Bancroft Fund Ltd. (“Bancroft”) and Ellsworth Growth and Income Fund Ltd. (“Ellsworth” and, together with Bancroft, the “Funds”) will be held at The Madison Hotel located at 1 Convent Road, Morristown, New Jersey 07960 on October 19, 2015 at 10:00 a.m. Eastern time. The purpose of the Meeting is to vote on important proposals that affect the Funds and your investment in one or both of them. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your Fund(s).

The Funds’ Boards of Trustees (the “Boards”) are asking you to approve significant changes for the Funds. If approved by the shareholders, these changes will result in a new investment adviser, Gabelli Funds, providing advisory services to the Funds. At the Meeting, Fund shareholders will be asked to approve the new advisory agreements. The Board of Bancroft is also asking shareholders of Bancroft to elect six individuals as new Trustees of Bancroft, and to re-elect as Trustees five of the individuals currently serving as Bancroft Trustees. The Board of Ellsworth is also asking shareholders of Ellsworth to elect seven individuals as new Trustees of Ellsworth, and to re-elect as Trustees four of the individuals currently serving as Ellsworth Trustees. If the Funds’ shareholders do not approve the proposed new investment advisory agreements between the Funds and Gabelli Funds, or if either such proposed new investment advisory agreement does not become effective, any election of Trustees by shareholders at the Meeting will not be effective, and only the current Trustees will continue to serve on the Boards of the Funds, unaffected by any vote taken for election of Trustees.

Please read the enclosed materials and cast your vote on the proxy card(s) or by telephone or over the Internet. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

The proposals have been carefully reviewed by the Boards of Trustees of the Funds. The Trustees, including all of the Trustees who are not affiliated with Dinsmore Capital, believe these proposals are in the best interests of the Funds and the shareholders.

The Trustees recommend that you vote FOR each proposal.

Each of the proposals is described in greater detail in the enclosed Proxy Statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it (them) in the postage-paid envelope. You may also vote your shares by telephone or over the Internet. Simply call the toll-free number or visit the website indicated on your proxy card(s) and follow the recorded or online instructions.

If you have any questions before you vote, please call AST Fund Solutions LLC (“AST”), the Funds’ proxy solicitor, at (800) 499-8410. AST will help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

/s/ Thomas H. Dinsmore
Thomas H. Dinsmore
Chairman of the Boards of Trustees of the Funds

September 11, 2015

BANCROFT FUND LTD.
ELLSWORTH GROWTH AND INCOME FUND LTD.

65 Madison Avenue
Morristown, New Jersey 07960

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
to be held on October 19, 2015
10:00 a.m. Eastern Time
at
The Madison Hotel located at 1 Convent Road, Morristown, New Jersey 07960

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting
To Be Held on October 19, 2015: proxy materials are available at
http://www.astproxyportal.com/ast/12198/10806

To the Shareholders of Bancroft Fund Ltd. and Ellsworth Growth and Income Fund Ltd.:

NOTICE IS HEREBY GIVEN that a joint special meeting (the “Meeting”) of shareholders of Bancroft Fund Ltd. (“Bancroft”) and Ellsworth Growth and Income Fund Ltd. (“Ellsworth” and, together with Bancroft, the “Funds”), each of which is issuing proxy solicitation materials, will be held at The Madison Hotel located at 1 Convent Road, Morristown, New Jersey 07960 on October 19, 2015 at 10:00 a.m. Eastern time. The Meeting is being called to vote on:

1.	The approval of a proposed new investment advisory agreement for each of the Funds (“Proposal 1”), with each proposed new investment advisory agreement to become effective only if the other Fund’s proposed new investment advisory agreement also receives shareholder approval; and

2.	The election of Trustees to the Boards of the Funds, contingent on Proposal 1’s being approved by shareholders of the Funds, and on the effectiveness of both of the new investment advisory agreements referred to in Proposal 1. The nominees for election to each Board of Trustees are:

Bancroft	Ellsworth
Kinchen C. Bizzell (current Trustee)	Kinchen C. Bizzell (current Trustee)
Elizabeth C. Bogan, Ph.D. (current Trustee)	Elizabeth C. Bogan, Ph.D. (current Trustee)
James P. Conn	James P. Conn
Frank J. Fahrenkopf, Jr.	James A. Dinsmore
Mario J. Gabelli	Frank J. Fahrenkopf, Jr.
Daniel D. Harding (current Trustee)	Mario J. Gabelli
Michael J. Melarkey	Daniel D. Harding (current Trustee)
Kuni Nakamura	Michael J. Melarkey
Jane D. O’Keeffe (current Trustee)	Kuni Nakamura
Nicolas W. Platt (current Trustee)	Nicolas W. Platt (current Trustee)
Anthonie C. van Ekris	Anthonie C. van Ekris

Shareholders of record of the Funds as of the close of business on September 4, 2015 are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. Whether or not you plan to attend the Meeting, please vote your shares by returning the proxy card(s) by mail in the enclosed postage-paid envelope provided, or by voting by telephone or over the Internet. Your vote is important.

By order of the Boards of Trustees,

/s/ Thomas H. Dinsmore
Thomas H. Dinsmore
Chairman of the Boards of Trustees of the Funds

September 11, 2015

To secure the largest possible representation and to save the expense of further mailings, please mark your proxy card(s), sign, and return it (them) in the enclosed envelope, which requires no postage if mailed from the United States. If you prefer, you may instead vote by telephone or over the Internet. You may revoke your proxy at any time before or at the Meeting or vote in person if you attend the Meeting, as provided in the attached Proxy Statement.

SOME SHAREHOLDERS HOLD SHARES IN MORE THAN ONE FUND AND MAY RECEIVE PROXY CARDS AND/OR PROXY MATERIALS FOR EACH FUND OWNED. PLEASE SIGN AND PROMPTLY RETURN EACH PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES OWNED.

JOINT PROXY STATEMENT

BANCROFT FUND LTD.
ELLSWORTH GROWTH AND INCOME FUND LTD.

JOINT PROXY STATEMENT

Dated September 11, 2015

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting
To Be Held on October 19, 2015

This joint Proxy Statement (this “Proxy Statement”) solicits proxies to be voted at a joint special meeting of shareholders (the “Meeting”) of Bancroft Fund Ltd. (“Bancroft”) and Ellsworth Growth and Income Fund Ltd. (“Ellsworth”), both registered closed-end management investment companies (each, a “Fund” and, collectively, the “Funds”).

The Boards of Trustees of the Funds (each, a “Board” and collectively, the “Boards”) determined to call the Meeting as a result of an agreement between GAMCO Investors, Inc. (“GAMCO”), Dinsmore Capital Management Co. (“Dinsmore Capital”), the Funds’ current investment adviser, and certain principals of Dinsmore Capital. This agreement contemplates, among other things, Gabelli Funds, LLC (“Gabelli Funds”) (a GAMCO affiliate) becoming the Funds’ new investment adviser, subject to shareholder approval.

The Boards, therefore, have called the Meeting to hold shareholder votes on the following proposals (the “Proposals”), each of which is described more fully below:

Proposal		Who votes on the Proposal?
1.	To approve a proposed new investment advisory agreement for each Fund (“Proposal 1”), with each proposed new investment advisory agreement to become effective only if the other Fund’s proposed new investment advisory agreement also receives shareholder approval.	Shareholders of each Fund, voting separately from shareholders of the other Fund.

2.	To consider and vote on the election of individuals to serve on the Boards of Trustees of the Funds (“Proposal 2”), with the result of such vote to take effect only if Proposal 1 is approved by shareholders of the Funds and the new investment advisory agreements referred to in Proposal 1 become effective. If Proposal 1 is not so approved or if either of the new investment advisory agreements referred to in Proposal 1 does not become effective, the Boards will continue unaffected by any vote on Proposal 2.	Shareholders of each Fund, voting separately from shareholders of each other Fund.

The principal offices of the Funds are located at 65 Madison Avenue, Suite 550, Morristown, NJ 07960. You can reach the offices of the Funds by telephone by calling (800) 914-1177. Each Fund is a Delaware statutory trust registered as a closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Meeting will be held at The Madison Hotel located at 1 Convent Road, Morristown, New Jersey 07960 on October 19, 2015 at 10:00 a.m. Eastern time. Only Fund shareholders entitled to vote at the meeting will be admitted to the Meeting. The Boards, on behalf of each Fund, are soliciting these proxies. This Proxy Statement is first being sent to shareholders on or about September 11, 2015.

This Proxy Statement gives you information about the new investment advisory agreements, the Trustee nominees, and other matters that you should know before voting. The Boards of the Funds have determined that the joint use of this Proxy Statement for the Meeting is in the best interests of each Fund and its respective shareholders in light of the similar matters being considered and voted on by the shareholders of the Funds.

For a free copy of the Funds’ latest annual and semi-annual report, please contact Gary I. Levine at 65 Madison Avenue, Suite 550, Morristown, NJ 07960 or call (800) 914-1177. Each Fund will furnish its annual and semi-annual report to shareholders free of charge. The reports are also available online at www.bancroftfund.com and www.ellsworthfund.com.

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PROPOSAL 1: APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

Introduction to Proposal 1

Shareholders of each Fund are being asked to approve a new investment advisory agreement (each, a “New Investment Advisory Agreement”) between such Fund and Gabelli Funds, to become effective within thirty (30) days of the approval of such agreement by the shareholders of such Fund. Dinsmore Capital currently serves as the Funds’ investment adviser. The Funds’ respective shareholders approved the current advisory agreements (each, a “Current Investment Advisory Agreement”) on February 13, 2006 for Bancroft, and on January 13, 2006 for Ellsworth.

The Boards are proposing the approval of the New Investment Advisory Agreements because the Current Investment Advisory Agreements will terminate if the Transaction (as defined below) is completed. As required by the 1940 Act, each Current Investment Advisory Agreement terminates automatically upon its “assignment.” The consummation of the Transaction will result in the assignment and, consequently, the automatic termination of the Current Investment Advisory Agreements. Shareholders of the Funds are therefore being asked to approve New Investment Advisory Agreements for the Funds. Each New Investment Advisory Agreement will become effective only if each New Investment Advisory Agreement is approved by the shareholders of the applicable Fund, and if the Transaction is completed. Although the closing of the Transaction (the “Closing”) is currently expected to occur, if the Transaction is not completed or the Transaction Agreement (as defined below) is terminated, the New Investment Advisory Agreements will not go into effect and the Current Investment Advisory Agreements will continue in effect.

Dinsmore Capital is currently responsible for the provision of administrative services to the Funds pursuant to an administrative services agreement between each Fund and Dinsmore Capital (the “Current Administrative Services Agreements”). The Closing would result in the termination of the Current Administrative Services Agreements. Under the terms of the New Investment Advisory Agreements, Gabelli Funds would become responsible for the provision of administrative services to the Funds.

For a general description of the proposed New Investment Advisory Agreements and a comparison of the proposed New Investment Advisory Agreements and the Current Investment Advisory Agreements, see “New Investment Advisory Agreements” below. The form of the New Investment Advisory Agreements is included in this Proxy Statement as Appendix A.

Current Investment Advisory Agreements and Current Administrative Services Agreements

Under the Current Investment Advisory Agreements, Dinsmore Capital, subject to the supervision of the Board and in conformity with the stated investment objectives, policies and limitations of the Funds, supervises all aspects of the Funds’ operations including the investment and reinvestment of cash, securities or other properties comprising the Funds’ assets. In this regard Dinsmore Capital is responsible to (a) supervise all aspects of the operations of the Funds; (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or any industry or the Funds or any issuer of securities held or to be purchased by the Funds; (c) determine which issuers and securities shall be represented in the Funds’ investment portfolio and regularly report thereon to the Boards; (d) place orders for the purchase and sale of securities for the Funds; and (e) take, on behalf of the Funds, such other actions as may be necessary or appropriate in connection with the above.

In placing orders for the purchase and sale of securities for the Funds, Dinsmore Capital is obligated to obtain the most favorable price and execution available under the circumstances, and may take into account the value of the research provided, execution capability, commission rate, and financial responsibility and responsiveness of the broker-dealer to Dinsmore Capital.

Dinsmore Capital is also responsible for furnishing to the Funds’ office space and facilities, paying the salaries of the Funds’ executive officers, and furnishing bookkeeping and statistical services to the Company.

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The Current Investment Advisory Agreements provide that the Funds will pay or cause to be paid all of the costs and expenses associated with the Funds’ operations and activities, except those expressly assumed by Dinsmore Capital. Expenses not assumed by Dinsmore Capital include:

•	expenses in connection with the Funds’ organization and with the offering of their securities;

•	fees and expenses of the Funds’ Trustees who are not “interested persons” (as such term is defined in Section 2 (a)(19) of the 1940 Act) of Dinsmore Capital and who are not parties to the Current Investment Advisory Agreements or interested persons of any such party (the “Independent Trustees”), and of the Independent Trustees’ legal counsel;
•	legal and accounting fees, fees of the Funds’ custodian, registrar and transfer agent;
•	fees of the Funds’ dividend disbursing agent and dividend reinvestment plan agent;
•	taxes, interest, brokerage commissions; and
•	direct costs of postage, printing, copying and travel expenses of the Funds’ officers attributable to the conduct of the Funds’ business.

The Current Investment Advisory Agreements will continue in effect from year to year only if such continuance is specifically approved at least annually by (i) the Boards or by the holders of a majority of the outstanding voting securities of the Funds as defined in the 1940 Act, and (ii) the affirmative vote of a majority of Independent Trustees by votes cast in person at a meeting called for such purpose. Each Current Investment Advisory Agreement provides that the Funds or Dinsmore Capital may terminate the agreement on 60 days’ written notice without penalty. Each Current Investment Advisory Agreement terminates automatically in the event of its assignment.

Fees payable to Dinsmore Capital under the Current Investment Advisory Agreements are paid monthly and are computed at an annual rate of 0.75% of the first $100,000,000 of each Fund’s average weekly net assets and 0.50% of each Fund’s average weekly net assets in excess of $100,000,000.

In the 2014 fiscal year and in the first nine months of the 2015 fiscal year, the Funds paid Dinsmore Capital, for investment advisory services, the following amounts:

	2014(1)		2015(2)
	$	%(3)	$	%(3)
Bancroft	$849,004	0.70%	$656,322	0.70%
Ellsworth	$920,566	0.68%	$692,979	0.69%
Total	$1,769,570	0.69%	$1,349,301	0.69%

__________________

(1) For the fiscal year ended on September 30, 2014 (Ellsworth) and October 31, 2014 (Bancroft).

(2) For the nine months ended June 30, 2015 (Ellsworth) and July 31, 2015 (Bancroft).

(3) Percentage of average weekly net assets, annualized in the case of the 2015 fiscal year amounts.

Under the Current Administrative Services Agreements, Dinsmore Capital must provide or arrange for the provision of several kinds of services. These services include: principal financial officer services; security valuation; daily net-asset-value calculations; preparation of periodic reports (including financial statements and schedules of investments); working with auditors; preparing and filing tax returns; furnishing clerical, bookkeeping and statistical services; maintaining books and records; evaluating and reporting on the performance of the custodian, transfer agent and other agents; and supervising relationships with stock exchanges.

For administrative services, each Fund pays Dinsmore Capital a monthly fee computed at an annual rate of 0.05% of average weekly net assets, with a minimum of $25,000 per year.

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In the 2014 fiscal year and in the first nine months of the 2015 fiscal year, the Funds paid Dinsmore Capital, for administrative services, the following amounts:

	2014(1)		2015(2)
	$	%(3)	$	%(3)
Bancroft	$60,258	0.05%	$46,892	0.05%
Ellsworth	$67,402	0.05%	$50,548	0.05%
Total	$127,660	0.05%	$97,440	0.05%

__________________

(1) For the fiscal year ended on September 30, 2014 (Ellsworth) and October 31, 2014 (Bancroft).

(2) For the nine months ended June 30, 2015 (Ellsworth) and July 31, 2015 (Bancroft).

(3) Percentage of average weekly net assets, annualized in the case of the 2015 fiscal year amounts.

New Investment Advisory Agreements

The following summary of the material terms of each New Investment Advisory Agreement is qualified in its entirety by reference to the form of New Investment Advisory Agreement, a copy of which is included in this Proxy Statement as Appendix A.

Each Fund’s New Investment Advisory Agreement will be similar to its Current Investment Advisory Agreement. There will be no change in the overall fees applicable to each Fund under the New Investment Advisory Agreements. Under the New Investment Advisory Agreements, each Fund will pay Gabelli Funds a monthly fee computed at an annual rate of 0.80% of the first $100,000,000 of average weekly net assets and 0.55% of average weekly net assets in excess of $100,000,000. These percentages are the sum of those payable to Dinsmore Capital under the Current Investment Advisory Agreement and Current Administrative Services Agreement. Gabelli Funds has represented to the Boards that Gabelli Funds has no present intention to seek to alter the total net fees that the Funds pay for investment advisory or administrative services for the first two years after becoming investment adviser to the Funds.

Each New Investment Advisory Agreement requires Gabelli Funds to provide substantially the same investment advisory services to the Funds as Dinsmore Capital is required to provide under the Current Investment Advisory Agreements. The terms of the New Investment Advisory Agreements also require Gabelli Funds to provide or arrange for the provision of substantially the same administrative services to the Funds that the Current Administrative Services Agreements require Dinsmore Capital to provide to the Funds. Gabelli Funds has advised the Boards that it expects and intends that the nature and level of investment advisory and administrative services provided to the Funds will not be diminished as a result of the Transaction or the implementation of the New Investment Advisory Agreements.

The New Investment Advisory Agreements contain an expense limitation provision, which the Current Investment Advisory Agreements do not contain. Under each New Investment Advisory Agreement, Gabelli Funds would either waive fees or reimburse each Fund to the extent necessary to limit the expenses of such Fund for a two-year period commencing on the effective date of the New Investment Advisory Agreements to an amount which, when divided by the Fund’s average weekly net assets attributable to common shares plus the liquidation preference of preferred shares of the Fund during such period, would not exceed 1.10%. This expense limitation percentage approximates the annual expenses of the Funds over the past two fiscal years as a percentage of average weekly net assets. The expense limitation contained in the New Investment Advisory Agreement does not apply to certain expenses such as brokerage costs, interest, taxes, acquired fund fees and expenses, expenses chargeable to capital, and extraordinary expenses.

The New Investment Advisory Agreements contain an indemnification provision in favor of Gabelli Funds and each of Gabelli Funds’ trustees, officers, employees, agents and controlling persons (collectively, “Indemnitees”). The Current Investment Advisory Agreements do not contain any similar indemnification provision. Under the indemnification provision in each New Investment Advisory Agreement, each Fund agrees to indemnify each Indemnitee against liabilities incurred in connection with any proceeding involving or threatened against such Indemnitee, except with respect to any matter as to which the Indemnitee is adjudicated not to have acted in good faith in the reasonable belief that such Indemnitee’s action was in the best interests of the Fund; provided, however, that (1) no indemnification is owed for liabilities arising by reason of (i) willful misfeasance, (ii) bad faith,

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(iii) gross negligence or (iv) reckless disregard of the Indemnitee’s duties (the foregoing conduct, “Disabling Conduct”), (2) as to any matter disposed of by settlement payment by the Indemnitee, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Fund and that such Indemnitee appears to have acted in good faith in the reasonable belief that the Indemnitee’s action was in the best interests of the Fund and did not involve Disabling Conduct by the Indemnitee and (3) with respect to any proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such proceeding by the Indemnitee was authorized by a majority of the full Board of the Fund.

Subject to the expense limitation described above, the New Investment Advisory Agreements provide that the Funds will bear certain expenses that the Funds currently do not bear. These costs include compensation and other expenses of certain officers of the Funds, including a Chief Compliance Officer, a Vice President, and an Ombudsman for each Fund. Another new expense that the Funds would bear under the New Investment Advisory Agreements is the cost of computing the Funds’ respective net asset value (“NAV”) per share. Currently, Dinsmore Capital pays the expenses of performing such computations.

Under the New Investment Advisory Agreements, Gabelli Funds may use a broker that is an affiliate of Gabelli Funds for placing trades for the Funds’ investment portfolios, subject to applicable limitations and requirements under the 1940 Act. Currently, Dinsmore Capital does not use the services of any broker that is an affiliate of Dinsmore Capital, and Dinsmore Capital does not have any affiliated brokers.

Description of the Transaction

GAMCO, Dinsmore Capital, and each of the members of the current portfolio management team responsible for providing portfolio management services for the Funds (the “Dinsmore Portfolio Management Team”) have entered into a Strategic Alliance Agreement (the “Transaction Agreement”), which contemplates a number of transactions among the parties thereto (such transactions, collectively, the “Transaction”). The Dinsmore Portfolio Management Team consists of Thomas Dinsmore, James Dinsmore, and Jane O’Keeffe. GAMCO is the corporate parent of Gabelli Funds.

The following is a summary of the material terms of the Transaction Agreement:

(i)	Dinsmore Capital will use commercially reasonable efforts to have the Boards and the Funds’ shareholders approve Gabelli Funds as the new investment adviser to the Funds.

(ii)	The new investment advisory agreement between each Fund and Gabelli Funds is to be on substantially the same economic terms as the existing advisory agreement between Dinsmore Capital and each Fund.

(iii)	Dinsmore Capital will recommend to the Boards that they nominate a number of Trustee candidates of GAMCO’s suggestion such that the GAMCO-suggested candidates would, if elected, constitute a majority of the Boards.

(iv)	GAMCO will establish “The Dinsmore Group, a GAMCO Investors Company” as a division within GAMCO and will offer (or cause Gabelli Funds to offer) employment to the Dinsmore Portfolio Management Team to serve as the portfolio management team for the Funds and as a portfolio management team for the Gabelli Convertible and Income Securities Fund, Inc. following the closing of the Transaction.

(v)	For their services to the Funds following the closing of the Transaction, the Dinsmore Portfolio Management Team will receive an annual draw (net of certain expenses) and the Dinsmore Portfolio Management Team will also be eligible to earn incentive compensation based on specified GAMCO revenues.

(vi)	GAMCO will pay Dinsmore Capital a lump sum amount in consideration for certain transition services and other matters. Dinsmore Capital anticipates using substantially more than a majority of the lump sum amount to make severance payments to employees of Dinsmore Capital.

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(vii)	Dinsmore Capital will assign to GAMCO all of Dinsmore’s right, title, and interest in and to all intellectual property owned by Dinsmore Capital with respect to the Funds.

(viii)	If the Boards and the Funds’ shareholders have not approved new investment advisory agreements within 180 days of the date of the Transaction Agreement (i.e., by December 13, 2015), the Transaction Agreement will terminate.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides a non-exclusive safe harbor whereby an owner of an investment adviser of an investment company may receive a payment or benefit in connection with the sale of an interest in the business of the investment adviser if two conditions are satisfied. The first condition is that during the three-year period following the transaction, at least 75% of the investment company’s board must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor. The Funds believe that each Board will meet this test if each Board consists exclusively of the Trustee nominees described below with respect to Proposal 2. Second, no “unfair burden” can be imposed on the investment company as a result of the transaction. An “unfair burden” includes any arrangement during the two-year period after the transaction where the investment adviser (or predecessor or successor adviser), or any of its “interested persons” (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company) or (ii) from the investment company or its shareholders (other than fees for bona fide investment advisory or other services). Under the terms of the Transaction Agreement, GAMCO has agreed not to take any action that would render the Section 15(f) safe harbor unavailable.

In addition, the Funds have entered into an agreement (the “Reimbursement Agreement”) with Dinsmore Capital relating to certain expenses. The Reimbursement Agreement requires Dinsmore Capital to pay or to reimburse the Funds for all reasonable out-of-pocket costs and expenses incurred by the Funds or the Trustees in connection with, among other things, (i) the consideration and review by the Funds’ Independent Trustees of the Transaction and its potential impact on the Funds and the shareholders of the Funds, (ii) the preparation, review, and filing with the Securities and Exchange Commission (the “SEC”) of proxy materials relating to the New Investment Advisory Agreements and the election of Trustees and related solicitation of proxies, (iii) the purchase of a “tail” policy of directors and officers or errors and omissions insurance covering the Independent Trustees for a time period of not less than three years following the closing of the Transaction for or with respect to all actions taken or omitted (or allegedly taken or omitted) by any of them prior to the closing of the Transaction, and (iv) certain other matters with respect to the Transaction. As a result of the foregoing provisions of the Reimbursement Agreement, the Funds expect that the costs of preparing, filing, printing, mailing, and circulating proxy materials will be borne by Dinsmore Capital and not by the Funds. The Reimbursement Agreement also contains representations by Dinsmore Capital concerning legal proceedings, the implementation of policies, compliance with law, and the capitalization of Dinsmore Capital. Under the Reimbursement Agreement, Dinsmore Capital provides covenants as to the accuracy of information to be included in proxy materials relating to the Transaction, other than information provided by or on behalf of GAMCO or its affiliates. Dinsmore Capital agrees to indemnify the Funds and each of their representatives and agents against costs arising out claims based on inaccurate statements on which the Trustees or Fund shareholders rely in deciding whether to approve the New Investment Advisory Agreements. The foregoing summary of the material terms of the Reimbursement Agreement is qualified in its entirety by reference to the Reimbursement Agreement, a copy of which is included in this Proxy Statement as Appendix B. There is no assurance that Dinsmore Capital will have the financial ability to reimburse the Funds as required under the Reimbursement Agreement.

Additional Information about Gabelli Funds and GAMCO

Gabelli Funds is a New York limited liability company which serves as an investment adviser to registered investment companies with combined aggregate net assets of approximately $24.7 billion as of June 30, 2015. Gabelli Funds is a registered investment adviser under the Investment Advisers Act of 1940, as amended. GAMCO, through its subsidiaries, manages assets of private advisory accounts, mutual funds and closed-end funds, and partnerships and offshore funds, and is known for its Private Market Value with a Catalyst™ style of investment. As of June 30, 2015, GAMCO had $45.4 billion in assets under management.

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For information regarding funds advised by Gabelli Funds that have investment objectives similar to the investment objective of each of the Funds, see Appendix C.

The following table sets forth the name, position and principal occupation of each principal officer of Gabelli Funds. The address of each such person is One Corporate Center, Rye, New York 10580.

Name	Position with Gabelli Funds	Principal Occupation (if different than position with Gabelli Funds)
Mario J. Gabelli	Chief Investment Officer	N/A
Bruce N. Alpert	Executive Vice President and Chief Operating Officer	N/A
Agnes Mullady	Vice President	N/A
David Goldman	Vice President and General Counsel	N/A

All of the membership interests of Gabelli Funds are owned by GAMCO, One Corporate Center, Rye, New York 10580.

Board Considerations in Approving the New Investment Advisory Agreements

Introduction

At a meeting held on July 21, 2015, the Boards unanimously approved the New Investment Advisory Agreement for each Fund, and authorized the Funds, subject to shareholder approval, to enter into the New Investment Advisory Agreements with Gabelli Funds. The form of New Investment Advisory Agreement that the Boards approved and which will be voted on by shareholders is included in this Proxy Statement as Appendix A.

These actions were taken by the full Board of each of the Funds, including all of the Independent Trustees. Representatives of the Independent Trustees met with representatives of Gabelli Funds at the latter’s Rye, New York offices in June 2015 to discuss the proposed Transaction, and the Independent Trustees met among themselves several times to evaluate the Transaction. Before the meeting on July 21, 2015, the Independent Trustees discussed the Transaction during, among other occasions, meetings held on February 9, 2015, April 20, 2015, May 19, 2015, and July 13, 2015. At their meetings, the Independent Trustees reviewed and discussed materials and information provided by Gabelli Funds and by Dinsmore Capital pursuant to requests for information made by the Independent Trustees. During the course of their meetings, the Independent Trustees discussed their responsibilities in connection with the Transaction. Throughout the process, the Independent Trustees were represented by independent legal counsel who advised the Independent Trustees regarding their responsibilities and specific factors they should consider in connection with considering the proposed New Investment Advisory Agreements.

As part of the process of evaluating the Transaction and the proposed New Investment Advisory Agreements, the Independent Trustees also considered information furnished throughout the year by Dinsmore Capital at regular meetings of the Boards, as well as information that they specifically requested in connection with the Transaction. Such information included reports on the Funds’ investment performance, fees and expenses, and portfolio composition. They also evaluated information provided by Gabelli Funds about the scope and quality of services to be provided under the New Investment Advisory Agreements, and they reviewed, in particular, the Transaction Agreement and Reimbursement Agreement (defined and discussed above).

Nature, Extent and Quality of Services to Be Provided

With respect to the nature, extent and quality of the services to be provided by Gabelli Funds under each of the New Investment Advisory Agreements, the Independent Trustees considered carefully the benefits to the Funds and their shareholders of access to the considerable financial and other resources of Gabelli Funds which far exceed those of Dinsmore Capital. The Independent Trustees concluded that this increase in resources would be a substantial benefit to Fund shareholders. In addition, the Independent Trustees, after reviewing the Transaction Agreement, concluded that, notwithstanding the proposed implementation of the New Investment Advisory Agreements, the Funds would still enjoy the services of the current investment managers of the Funds, the Dinsmore Portfolio Management Team.

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The Boards noted that under the New Investment Advisory Agreements, Gabelli Funds would be responsible, among other things, (a) to manage each Fund’s assets in accordance with each Fund’s investment restrictions and policies; (b) to make and implement all investment decisions for each Fund; (c) to exercise all voting rights in respect of each Fund’s assets; (d) to place purchase and sale orders with respect to investments on behalf of each Fund; (d) to provide investment research and supervision of each Fund’s investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of each Fund’s assets; and (e) to furnish each Fund’s Trustees with whatever statistical information they may reasonably request with respect to the assets that the respective Funds may hold or contemplate purchasing.

The Independent Trustees also considered Gabelli Funds’ compliance and administrative capabilities which exceed those of Dinsmore Capital. They considered Gabelli Funds’ practice of assigning an “ombudsman” to each fund managed by Gabelli Funds and understood that an ombudsman would be assigned to each of the Funds under the New Investment Advisory Agreements, which they viewed as beneficial to Fund shareholders. The Independent Trustees reviewed Gabelli Funds’ audited financial statements for the two years ended December 31, 2013 and 2014 and were pleased with Gabelli Funds’ financial strength. They concluded that the profits realized by Gabelli Funds from its investment management business would provide the financial resources to provide a high quality of services to the Funds. The Boards also anticipated that the Funds’ new relationship with Gabelli Funds would have a beneficial effect on the price of the shares of the Funds relative to NAV, due to Gabelli Funds’ reputation and name recognition. Overall, the Boards concluded that the nature, extent and quality of the services to be provided by Gabelli Funds to the Funds pursuant to the New Investment Advisory Agreements and the Transaction Agreement would be very good, and still, the Funds would continue to benefit from their relationship with the Dinsmore Portfolio Management Team. All of these factors supported the Trustees’ unanimous decision to authorize the Funds to enter into the New Investment Advisory Agreements, subject to shareholder approval.

Investment Performance

As stated on page 6 of this proxy statement, the individual portfolio managers for the Funds are expected to remain in place and to continue to make the investment decisions for the Funds following the closing of the Transaction. Because these individuals will continue to make the investment decisions for the Funds following the effectiveness of the New Investment Advisory Agreements, the Independent Trustees felt it was appropriate to evaluate the historical investment performance of the Funds because the current individual managers would be performing the same investment management functions for the Funds in the future. The Independent Trustees noted that Bancroft’s annualized performance (on a GIPS format basis for purposes of comparison with indices, which do not pay fees) for the one-, three-, five-, and 10-year time periods ended June 30, 2015 was 5.12%, 13.57%, 11.70%, and 7.68%, respectively. The comparable figures for Ellsworth (also on a GIPS format basis) were 5.22%, 13.46%, 12.07%, and 7.97%, respectively. These figures compared favorably to figures for the Barclays U.S. Convertibles: Balanced Sub-Index for all time periods (except the 10-year time period, for which the index data are not available), and were comparable to or better than the performance of the Bank of America Merrill Lynch All U.S. Convertibles Index for several of such time periods.

For purposes of comparing the Funds’ performance to the performance of comparable funds, the Independent Trustees considered the Funds’ performance at NAV. The Independent Trustees noted Bancroft’s annualized performance (at NAV) for the one-, three-, five-, and 10-year time periods ended June 30, 2015, which was 4.91%, 13.13%, 11.11%, and 5.92%, respectively. The comparable figures for Ellsworth (at NAV) were 5.82%, 13.40%, 11.48%, and 7.05%, respectively. Almost all of such performance figures for the Funds were superior to the corresponding figures for the average of closed-end convertible funds (other than the Funds) and the SPDR Barclays Convertible Securities ETF.

Based on the review by the Independent Trustees of the Funds’ comparative performance data, including the performance compared to relevant index benchmarks, as well as the investment performance compared to that of other, comparable funds, the Trustees, including all of the Independent Trustees, concluded that the Funds’ performance record under the Dinsmore Portfolio Management Team was quite good when compared to those of their peers and appropriate benchmarks. This favorable comparison supported the decision to authorize the Funds to enter into the New Investment Advisory Agreements, subject to shareholder approval.

Fees and Costs

The Independent Trustees noted that Gabelli Funds had agreed to provide the Funds with investment management and administrative services of the same nature and level and at substantially the same cost to the

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Funds as those services have been provided by Dinsmore Capital pursuant to the Current Investment Advisory Agreements and Current Administrative Services Agreements. The Boards also noted that Dinsmore Capital had agreed under the Reimbursement Agreement to reimburse the Funds for certain expenses incurred in connection with the Transaction, and that Gabelli Funds had agreed under each New Investment Advisory Agreement either to waive fees or to reimburse each Fund to the extent necessary to limit the annual expenses of such Fund during the first two years of the term of each New Investment Advisory Agreement to an amount which, when divided by the Fund’s average weekly net assets attributable to common shares plus the liquidation preference of preferred shares of the Fund during such period, would not exceed 1.10%. After comparing the costs and expenses to be incurred by the Funds under these arrangements, the Independent Trustees concluded that the fees and costs to be borne by Fund shareholders, particularly during the first two years following the closing of the Transaction, would be comparable to what the Funds had been paying in the past, and that fees and costs at this level were lower than the costs and expenses incurred by most comparable funds. With respect to any possible increase in fees and costs to be borne by Fund shareholders after the expiration of the two-year expense limitation period, the Independent Trustees considered the fees and costs that other funds advised by Gabelli Funds have typically paid. By way of comparison to the 1.10% expense limitation provided for in the New Investment Advisory Agreements, the Gabelli Convertible and Income Securities Fund, Inc. had the following annual expense ratios for the fiscal years indicated below, as provided in such fund’s annual report dated December 31, 2014:

	2014	2013	2012

Ratio of operating expenses to average net assets including liquidation value of preferred shares before advisory fee waivers, if applicable	1.49%	1.40%	1.47%

Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee waivers, if applicable	1.27%	1.40%	1.47%

The Gabelli Convertible and Income Securities Fund, Inc. is a fund that Gabelli Funds advises and that has an investment objective and strategy that are similar to those of the Funds. The Independent Trustees concluded that the expected benefits of the New Investment Advisory Agreements, taken as a whole, would outweigh any possible increase in the Funds’ fees and costs after the expiration of the two-year expense limitation period.

Subject to Gabelli Funds’ commitment to limit expenses for a two-year period, as described above, the New Investment Advisory Agreements provide that the Funds will bear certain expenses that the Funds currently do not bear. These costs include compensation and other expenses of certain officers of the Funds, including a Chief Compliance Officer, a Vice President, and an Ombudsman for each Fund. Another new expense that the Funds would bear under the New Investment Advisory Agreements is the cost of computing the Funds’ NAV per share. Currently, Dinsmore Capital pays the expenses of performing such computations.

Although the Independent Trustees observed that the Funds would, subject to the expense limitation, be responsible for the new compensation costs of an ombudsman (subject to the expense limitations during the first two years), they thought the additional services to be made available to Fund shareholders by such an individual were worth the additional costs to be imposed and that it was fair and appropriate that the Funds bear such expense. With respect to the cost of a chief compliance officer (the cost of which is now borne by Dinsmore Capital), the Trustees observed that in many fund complexes the cost of a chief compliance officer with responsibility for the funds in the complex is allocated among, and borne in part, if not entirely, by the funds served. Accordingly, they viewed this additional cost to be reasonable as well. Finally, the Independent Trustees believed the additional cost of NAV calculation to be borne under the New Investment Advisory Agreements would be modest. Accordingly, the Independent Trustees concluded that the fees and costs to be borne by the Funds under the New Investment Advisory Agreements were reasonable, particularly in light of the expense limitation described above.

The Independent Trustees also reviewed the structure of the Funds’ advisory fees under the New Investment Advisory Agreements, and noted that each Fund’s fee schedule includes one breakpoint for assets in excess of $100 million. The Independent Trustees noted that each Fund’s assets were above the $100 million breakpoint.

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The Independent Trustees concluded that the Funds’ fee levels under the New Investment Advisory Agreements therefore would reflect economies of scale, consistent with the current fee structure of the Funds.

Other Considerations

The Independent Trustees discussed at length the indemnification provision in favor of Gabelli Funds which is contained in each New Investment Advisory Agreement. In connection with this discussion, the Independent Trustees reviewed information about the regulatory and disciplinary record of Gabelli Funds and its affiliates as well as the historical relationship that Gabelli Funds and its affiliates have had with regulatory authorities. The Independent Trustees noted that many investment advisory agreements for registered investment companies do not require indemnification of the adviser. They also noted that the current Investment Advisory Agreements do not require indemnification of Dinsmore Capital. As a result, the Independent Trustees resisted the inclusion of the indemnification provision, but GAMCO declined to remove the provision. Instead, legal counsel for GAMCO provided examples of indemnification provisions contained in other advisory agreements. After reviewing these examples, the Independent Trustees noted that the likelihood of a claim for indemnification would be relatively small. They also noted that under each Fund’s bylaws indemnification of “covered persons,” which would include the Fund’s investment adviser, on terms similar to those in the provision requested by GAMCO, is mandatory. The Independent Trustees believed that, although the indemnification provision was not advantageous to the Funds, the advantages of the New Investment Advisory Agreements outweighed the disadvantage of including the indemnification provision. The Independent Trustees also noted that the Funds’ obligations to provide indemnification payments under the indemnification provision would be subject to the expense limitation (described above under the heading “Fees and Costs”) during the first two years of the term of the Investment Advisory Agreements. In light of these limitations on the indemnification rights, and also in light of all the other benefits associated with the New Investment Advisory Agreements, the Independent Trustees concluded that inclusion of the indemnification provision was acceptable.

The Independent Trustees also reviewed and considered benefits that Gabelli Funds would enjoy as a result of the New Investment Advisory Agreements, including the fact that the Dinsmore Portfolio Management Team would have to devote a portion of their time to the investment management decisions for the Gabelli Convertible Income and Securities Fund, Inc. The Independent Trustees believed that, although the Dinsmore Portfolio Management Team would have to devote time to the management of this existing fund, the common management of this fund and the Funds could very well work to the advantage of Fund shareholders because managing the Gabelli Convertible Income and Securities Fund would probably provide the Dinsmore Portfolio Management Team with access to research and other reports on securities with which they might not otherwise be familiar and which, therefore, would serve to provide access to increased investment opportunities for the Funds.

Conclusion

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Boards, including all of the Independent Trustees, concluded that the proposed assignment of the advisory agreements and the execution of the New Investment Advisory Agreements, subject to shareholder approval, was in the best interests of the Funds and their shareholders.

Required Vote

The affirmative vote of an “Investment Company Act Majority” of a Fund is needed to approve the New Investment Advisory Agreement for such Fund. An “Investment Company Majority” is defined as the lesser of (a) the vote of 67% or more of the voting securities of such Fund present at the Meeting in person or by proxy, if the holders of more than 50% of the outstanding voting securities of such Fund are present in person or by proxy, or (b) the vote of the holders of more than 50% of the outstanding voting securities of such Fund. Each New Investment Advisory Agreement will become effective only if the other New Investment Advisory Agreement also receives shareholder approval. Abstentations and broker non-votes are counted as present but are not considered votes cast. As a result, they have the same effect as a vote against this proposal. WE DO NOT EXPECT THAT BROKERS WILL BE ENTITLED TO VOTE ON THIS PROPOSAL UNLESS THEY RECEIVE INSTRUCTIONS FROM UNDERLYING BENEFICIAL OWNERS.

THE BOARDS RECOMMEND THAT SHAREHOLDERS VOTE “FOR”
THE NEW INVESTMENT ADVISORY AGREEMENTS.

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PROPOSAL 2: ELECTION OF TRUSTEES TO THE FUNDS’ BOARDS OF TRUSTEES

Introduction to Proposal 2

Each Fund is governed by a Board of Trustees, which has oversight responsibility for the management of the Fund’s business affairs. The Trustees (each, a “Trustee” and collectively, the “Trustees”) are responsible for supervising the management of the Funds and serving the needs and best interests of the Funds and their shareholders. The Boards establish procedures and oversee and review the performance of the investment adviser and others who perform services for the Funds. The following six individuals are currently Trustees of both Funds: Kinchen C. Bizzell, Elizabeth C. Bogan, Thomas H. Dinsmore, Daniel D. Harding, Jane D. O’Keeffe, and Nicolas W. Platt.

In Proposal 2, shareholders of each Fund are being asked to elect Trustees (together, the “Trustee Nominees”) to the Boards of the Funds. The nominees for election to each Board of Trustees are:

Bancroft	Ellsworth
Kinchen C. Bizzell (current Trustee)	Kinchen C. Bizzell (current Trustee)
Elizabeth C. Bogan, Ph.D. (current Trustee)	Elizabeth C. Bogan, Ph.D. (current Trustee)
James P. Conn	James P. Conn
Frank J. Fahrenkopf, Jr.	James A. Dinsmore
Mario J. Gabelli	Frank J. Fahrenkopf, Jr.
Daniel D. Harding (current Trustee)	Mario J. Gabelli
Michael J. Melarkey	Daniel D. Harding (current Trustee)
Kuni Nakamura	Michael J. Melarkey
Jane D. O’Keeffe (current Trustee)	Kuni Nakamura
Nicolas W. Platt (current Trustee)	Nicolas W. Platt (current Trustee)
Anthonie C. van Ekris	Anthonie C. van Ekris

Regardless of the outcome of the shareholder vote pertaining to Proposal 2, each Trustee Nominee who would otherwise be elected will take office only if Proposal 1 is approved by the shareholders of the Funds and if both of the New Investment Advisory Agreements become effective. If Proposal 1 is not so approved, the Boards will continue unaffected by any vote on Proposal 2. If shareholders approve Proposal 1, a resignation by Thomas H. Dinsmore as a Trustee from both Boards will become effective as of the date on which the New Investment Advisory Agreements become effective. Similarly, if shareholders approve Proposal 1, a resignation by Jane D. O’Keeffe as a Trustee from the Board of Ellsworth will become effective as of the date on which the New Investment Advisory Agreements become effective. To accommodate the number of Trustee Nominees, the Trustees have amended the Amended and Restated Agreement and Declaration of Trust of each Fund to provide that the size of each Board shall be in no event less than three Trustees nor more than eleven Trustees.

Trustee Nominees

Thomas H. Dinsmore and Jane D. O’Keeffe are currently the only interested Trustees of Dinsmore Capital. If all Trustee Nominees join the Boards and the resignations of Thomas H. Dinsmore and Jane D. O’Keeffe as Trustees become effective as described above, Mario J. Gabelli, Jane D. O’Keeffe and James A. Dinsmore will be the only Trustees who are interested persons of Gabelli Funds, because of their business and financial relationships with the Funds and Gabelli Funds. Generally, the Boards act by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

Each Board is divided into three classes for purposes of election of Trustees. One class is elected at each annual meeting of shareholders. Trustees in each class serve for a three-year term. Classifying the Boards for election may be regarded as an “anti-takeover” feature because it has the effect of maintaining the continuity of the Boards and requiring at least two years to change a majority of the Boards. Each Trustee Nominee currently is available and has consented to serve if elected. If any of the Trustee Nominees should become unavailable before the Meeting, the designated proxy holders will have the authority to vote in their discretion for another person or persons who may be nominated for election as Trustees or, as an alternative, the Boards may keep the position(s) vacant or reduce the number of Trustees.

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If elected and if shareholders approve Proposal 1, the Trustee Nominees will serve terms on the Boards as set forth below:

Class	Trustees to Serve on Boards	Date of Expiration of Term
I	Jane D. O’Keeffe (for Bancroft only), James A. Dinsmore (for Ellsworth only), Elizabeth C. Bogan, Ph.D. and Anthonie C. van Ekris	On the date of the annual meeting of the shareholders of each Fund following the end of their respective fiscal years occurring in calendar year 2016.
II	Kinchen C. Bizzell, James P. Conn, Frank J. Fahrenkopf, Jr. and Michael J. Melarkey	On the date of the annual meeting of the shareholders of each Fund following the end of their respective fiscal years occurring in calendar year 2017.
III	Mario J. Gabelli, Daniel D. Harding, Nicolas W. Platt and Kuni Nakamura	On the date of the annual meeting of the shareholders of each Fund following the end of their respective fiscal years occurring in calendar year 2018.

Information about Trustees, Trustee Nominees and Officers

Set forth in the following two tables are the names of the existing Trustees and of the individuals nominated for election as Trustees, and the names of the officers of the Funds, including information relating to their respective positions held with the Funds, a brief statement of their principal occupations and, in the case of Trustees and Trustee Nominees, the other directorships held by them during the past five years in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act, or any company registered as an investment company under the 1940 Act.

Fund Trustees and Fund Trustee Nominees

Name, Position(s), Address,(1) and Age	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in the “Fund Complex” (which consists solely of the Funds) Overseen by Trustee or Trustee Nominee	Other Directorships Held During Past Five Years

Trustees and Trustee Nominees Who Are and Would Be Independent Trustees

Kinchen C. Bizzell Trustee Age: 61	Since 2008	Managing Director of CAVU Securities, a New York institutional securities broker-dealer (since 2013); Investor Relations Managing Director (from 1998 until 2013) and Senior Counselor (after 2013) at Burson-Marsteller, a global public relations and communications firm	2	__

Elizabeth C. Bogan Trustee Age: 71	Since 1986	Senior Lecturer in Economics at Princeton University (since 1992)	2	__

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Name, Position(s), Address,(1) and Age	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in the “Fund Complex” (which consists solely of the Funds) Overseen by Trustee or Trustee Nominee	Other Directorships Held During Past Five Years

James P. Conn Trustee Nominee Age: 77	No previous service as Trustee	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings, Ltd. (1992-1998)	__	Funds in the Gabelli/GAMCO Fund Complex(7): 21

Frank J. Fahrenkopf, Jr. Trustee Nominee Age: 76	No previous service as Trustee	Co-Chairman of the Commission on Presidential Debates (since 1987); Former President and Chief Executive Officer of the American Gaming Association (1995-2013); Former Chairman of the Republican National Committee (1983-1989)	__	First Republic Bank (banking); Funds in the Gabelli/GAMCO Fund Complex: 9

Daniel D. Harding Trustee Age: 63	Since 2007	Managing General Partner of the Global Equity Income Fund, a private investment fund (since 2005); Director of TRC, a private asset management firm (since 2013); General Partner of Latitude Capital LLC, a private investment firm (since 2008); Director of Legg Mason Investment Counsel, LLC and Chair of Investment Committee (from 2010 to 2012)	2	Morristown Medical Center, Atlantic Health Systems, Ocean Reef Community Foundations and Ocean Reef Medical Center Foundation

Michael J. Melarkey Trustee Nominee Age: 65	No previous service as Trustee

Owner in Pioneer Crossing Casino Group (since 2013); Of Counsel in the law firm of McDonald Carano Wilson LLP (since June 2015); previously partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980-2015)

			__	Southwest Gas Corporation (natural gas utility); Funds in the Gabelli/GAMCO Fund Complex: 6

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Name, Position(s), Address,(1) and Age	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in the “Fund Complex” (which consists solely of the Funds) Overseen by Trustee or Trustee Nominee	Other Directorships Held During Past Five Years

Kuni Nakamura Trustee Nominee Age: 47	No previous service as Trustee	President of Advanced Polymer, Inc. (chemical manufacturing company) (since 1990); President of KEN Enterprises, Inc. (real estate) (since 1996)	__	Funds in the Gabelli/GAMCO Fund Complex: 16

Nicolas W. Platt Trustee Age: 62	Since 1997	Private Investor; Member of NYSE MKT LLC Committee on Securities (since 2007); Managing Director of FTI Consulting Inc., an international consulting company (from March 2009 to May 2011); currently Mayor of Township of Harding, New Jersey	2	__

Anthonie C. van Ekris(2) Trustee Nominee Age: 81	No previous service as Trustee	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/export company) (since 1991)	__	Funds in the Gabelli/GAMCO Fund Complex: 20

Trustees and Trustee Nominees Who Are Not or Would Not Be Independent Trustees

James A. Dinsmore(2) (3) Trustee Nominee and Officer Age: 32	No previous service as Trustee	President of Ellsworth (since February 2014); Executive Vice President of Ellsworth (from January 2013 until February 2014); Executive Vice President of Bancroft; Vice President of the Funds (from 2009 through 2012)	__	__

Thomas H. Dinsmore(2) (4) Trustee and Officer Age: 62	Bancroft Trustee since 1985, Ellsworth Trustee since 1986	Chairman, Chief Executive Officer and portfolio manager of the Funds; Member of the Executive Committee of the Closed-End Fund Association (since 2001)	2	__

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Name, Position(s), Address,(1) and Age	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in the “Fund Complex” (which consists solely of the Funds) Overseen by Trustee or Trustee Nominee	Other Directorships Held During Past Five Years

Mario J. Gabelli(5) Trustee Nominee Age: 73	No previous service as Trustee	Chairman, Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. (since 1977); Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Fund Complex (since 1986); Chief Executive Officer of GGCP, Inc. (since 1977)	__	Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); CIBL, Inc. (broadcasting and wireless communications); ICTC Group Inc. (communications); RLJ Acquisition, Inc. (blank check company) (2011-2012); Funds in the Gabelli/GAMCO Fund Complex: 29

Jane D. O’Keeffe(2) Trustee and Officer Age: 60	Trustee since 1995	President of Bancroft (since 1996); Executive Vice President of Ellsworth (since February 2014); President of Ellsworth (from 1996 until February 2014); President of Dinsmore Capital (since 1996)	2	__

__________________

(1)	Address: c/o the Funds, 65 Madison Avenue, Suite 550, Morristown, New Jersey 07960.

(2)	Certain relationships: Thomas H. Dinsmore and Jane D. O’Keeffe are brother and sister. Thomas H. Dinsmore is the father of, and Ms. O’Keeffe is the aunt of, James A. Dinsmore. Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund, LDC, GAMA Capital Opportunities, Ltd., GAMA Capital Opportunities Master, Ltd. and GAMCO International SICAV, which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with Gabelli Funds.

(3)	Mr. Dinsmore, if elected and seated as a member of the Ellsworth Board, would be an interested person (within the meaning of the 1940 Act) of Ellsworth and Gabelli Funds because he would be employed by Gabelli Funds or an affiliate.

(4)	Mr. Dinsmore is an interested person (within the meaning of the 1940 Act) of the Funds and of Dinsmore Capital because he is an officer of the Funds and officer, director and holder of more than 5% of the outstanding shares of voting common stock of Dinsmore Capital. Mr. Dinsmore is not a Trustee Nominee.

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(5)	Mr. Gabelli, if elected and seated as a member of the Boards, would be an interested person (within the meaning of the 1940 Act) of the Funds and of Gabelli Funds because of the positions and relationships he has with GAMCO and its affiliates.

(6)	Ms. O’Keeffe is an interested person (within the meaning of the 1940 Act) of the Funds and of Dinsmore Capital because she is an officer of the Funds and officer, director and holder of more than 5% of the outstanding shares of voting common stock of Dinsmore Capital. Ms. O’Keeffe, if elected and seated as a member of the Bancroft Board, would be an interested person (within the meaning of the 1940 Act) of Bancroft and of Gabelli Funds because she would be employed by Gabelli Funds or an affiliate thereof.

(7)	The “Gabelli/GAMCO Fund Complex” includes each of the funds registered under the 1940 Act which has GAMCO or an affiliate (including Gabelli Funds) as its investment adviser.

Officers of the Funds

Name, Position(s), Address(1), and Age	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Thomas H. Dinsmore(2) Trustee, Chairman and Chief Executive Officer Age: 62	1983, for Bancroft; 1986, for Ellsworth	Information about Mr. Dinsmore is presented in the table above.

Jane D. O’Keeffe(2) Trustee and President of Bancroft and Executive Vice President of Ellsworth Age: 60	1994	Information about Ms. O’Keeffe is presented in the table above.

James A. Dinsmore(2) President of Ellsworth and Executive Vice President of Bancroft Age: 32	2007	Information about Mr. Dinsmore is presented in the table above.

H. Tucker Lake, Jr.(2) Vice President Age: 68	1994	Vice President of the Funds and Dinsmore Capital.

Gary I. Levine(2) Executive Vice President, Chief Financial Officer and Secretary Age: 58	1986	Executive Vice President, Chief Financial Officer and Secretary of the Funds and Dinsmore Capital.

Germaine M. Ortiz(2) Vice President Age: 46	1998	Vice President of the Funds and Dinsmore Capital.

Mercedes A. Pierre Vice President and Chief Compliance Officer Age: 54	1997	Vice President and Chief Compliance Officer of the Funds and Dinsmore Capital.

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__________________

(1)	Address: c/o the Funds, 65 Madison Avenue, Suite 550, Morristown, New Jersey 07960.

(2)	Certain relationships: Thomas H. Dinsmore and Jane D. O’Keeffe are brother and sister. Thomas H. Dinsmore is the father of, and Ms. O’Keeffe is the aunt of, James A. Dinsmore. Mr. Lake is the first cousin of Thomas H. Dinsmore and Ms. O’Keeffe. Ms. Ortiz is the first cousin of Mr. Levine’s wife.

Background Information Regarding Trustees and Trustee Nominees

Included below is a discussion regarding the Trustees and Trustee Nominees, including a summary of their specific experience, qualifications, attributes or skills that led to the conclusion that they are qualified to serve as a Trustee.

Trustees and Trustee Nominees Who Are and Would Be Independent Trustees

Kinchen C. Bizzell, CFA	Trustee since 2008

Kinchen C. Bizzell is a Managing Director of CAVU Securities, a New York institutional securities broker-dealer. At CAVU, he is a Compliance Officer and a Financial Institution Group Investment Banker. From 1998 until 2013, Mr. Bizzell was an Investor Relations Managing Director and later a Senior Counselor at Burson-Marsteller, a global public relations and communications firm. He advised clients on earnings warnings and restatements, mergers and acquisitions, and bankruptcies. He started his career as a lawyer and was a partner in the New York law firm of Mendes & Mount, counsel to Lloyd’s of London and British insurers.

Mr. Bizzell is a CFA charterholder and is a member of the New York State Bar. He holds twelve securities licenses from the Financial Industry Regulatory Authority (FINRA), including: Research Analyst [Series 86, 87] and Principal registration for Financial and Operations, General Securities, Municipal Securities and Registered Options [Series 27, 24, 53, 4]. Mr. Bizzell received a B.A. degree from North Carolina State University, and a J.D. degree from Duke University.

As an attorney, CFA charterholder and FINRA licensee, Mr. Bizzell brings extensive legal and financial expertise and oversight skills to the Boards. He has significant experience providing legal, investor relations and financial advisory services. His insight and financial knowledge have been of great benefit to the Boards.

Mr. Bizzell serves on the Audit Committees and Pricing Committees.

Elizabeth C. Bogan, Ph.D.	Trustee since 1986

Elizabeth C. Bogan, Ph.D. has been Senior Lecturer in Economics at Princeton University since 1992. Dr. Bogan was formerly Chair of the Economics and Finance Department, Fairleigh Dickinson University, and a member of the Executive Committee for the College of Business Administration. She received an A.B. degree in Economics from Wellesley College, an M.A. degree in Quantitative Economics from the University of New Hampshire, and a Ph.D. degree in Economics from Columbia University.

As a scholar and educator, Dr. Bogan brings to the Boards significant economic and financial expertise and a unique approach to examining issues. She has been involved in several decades of research and scholarship and has authored several published writings on finance. Her writings on finance have been published in The Financial Analysts Journal and in other journals. Her most recent publication was “Asymmetries in Short Selling of Exchange-Traded Funds and the Potential for Systemic Risk,” with Andrew A. Bogan, Brendan Connor, and Thomas R. Bogan, The Journal of Index Investing, Spring 2012, Vol. 2, No. 4: pp. 74-83.

Dr. Bogan serves on the Audit Committees and Governance Committees. She was formerly Chair of the Audit Committees.

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James P. Conn	No previous service as Trustee of either Fund

James P. Conn currently serves as a director of other funds in the Gabelli/GAMCO Fund Complex. He was a senior business executive of Transamerica Corp., an insurance holding company, for much of his career including service as Chief Investment Officer. Mr. Conn has been a director of several public companies in banking and other industries, and was lead director and/or chair of various committees. He received his Bachelor’s degree in Business Administration from Santa Clara University.

As a former executive at a major financial services corporation, Mr. Conn can bring substantial and relevant capabilities to the Boards.

Frank J. Fahrenkopf, Jr.	No previous service as Trustee of either Fund

Frank J. Fahrenkopf currently serves as a director of other funds in the Gabelli/GAMCO Fund Complex. He is the former President and Chief Executive Officer of the American Gaming Association (“AGA”), the trade group for the hotel-casino industry. He is the Co-Chairman of the Commission on Presidential Debates, which is responsible for the widely-viewed Presidential debates during the quadrennial election cycle. Additionally, he serves as a board member of the International Republican Institute, which he founded in 1984. He served for many years as Chairman of the Pacific Democrat Union and Vice Chairman of the International Democrat Union, a worldwide association of political parties from the United States, Great Britain, France, Germany, Canada, Japan, Australia, and twenty other nations. Prior to becoming the AGA’s first chief executive in 1995, Mr. Fahrenkopf was a partner in the law firm of Hogan & Hartson, where he chaired the International Trade Practice Group and specialized in regulatory, legislative, and corporate matters for multinational, foreign, and domestic clients. He also served as Chairman of the Republican National Committee for six years during Ronald Reagan’s presidency. Mr. Fahrenkopf is the former Chairman of the Finance Committee of the Culinary Institute of America and remains a member of the board. For over 30 years Mr. Fahrenkopf has served on the Board of First Republic Bank and serves as Chair of the Corporate Governance and Nominating Committee and as a member of the Audit Committee. Mr. Fahrenkopf received his Bachelor’s degree from the University of Nevada, Reno and his Juris Doctor from Boalt Hall School of Law, U.C. Berkeley.

Mr. Fahrenkopf’s extensive experience providing legal advice and overseeing board matters enables him to add helpful legal and oversight skills to the Boards’ expertise.

Daniel D. Harding, CFA	Trustee since 2007

Daniel D. Harding is co-founder and was Chief Investment Officer of Harding Loevner Management LP, an investment advisory firm, from 1989 through 2003. Prior to founding Harding Loevner he was a Trust Investment Officer at American National Bank and a Partner and Associate for the Rockefeller Family Office. He received his undergraduate degree from Colgate University and is a CFA and a CIC charterholder.

Mr. Harding is the Managing General Partner of the Global Equity Income Fund, a private investment fund. He is a director of TRC a private asset management firm and a General Partner of Latitude Capital LLC, a private investment firm specializing in asset backed lending and tax lien securities. He was a Director of Legg Mason Investment Counsel, LLC and Chair of the Investment Committee from 2010 to 2012. Mr. Harding is engaged in numerous not for profit organizations with fiduciary responsibilities including Morristown Medical Center, Atlantic Health Systems, Ocean Reef Community Foundations and Ocean Reef Medical Center Foundation.

Mr. Harding has extensive experience in investment management and financial research. As a founder of a highly successful global investment management company, he provides an important world view of the financial markets. The Boards have determined that Mr. Harding is an “audit committee financial expert” as defined by the rules of the SEC.

Mr. Harding is Chair of the Audit Committees, the Ellsworth Investment Committee and a member of the Pricing Committees.

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Michael J. Melarkey, Esq.	No previous service as Trustee of either Fund

Michael J. Melarkey currently serves as a director of other funds in the Gabelli/GAMCO Fund Complex. He has over thirty-five years of experience as an attorney specializing in business, estate planning, and gaming regulatory work. He is currently Chairman of the Board of Southwestern Gas Corporation and serves on its Nominating, Compensation and Governance Committees. Mr. Melarkey acts as a trustee and officer for several private charitable organizations including as a Trustee of The Bretzlaff Foundation and Edwin L. Weigand Trust. He is an owner of Pioneer Crossing Casino Group consisting of three Nevada casinos, and an officer of a private oil and gas company. Mr. Melarkey received his Bachelor’s degree from the University of Nevada, Reno, Juris Doctor from the University of San Francisco School of Law, and Masters of Law in Taxation from New York University School of Law.

Mr. Melarkey is able to make meaningful contributions to the Boards based on his years of experience handling and overseeing legal and governance matters for a number of organizations.

Kuni Nakamura	No previous service as Trustee of either Fund

Kuni Nakamura currently serves as a director of other funds in the Gabelli/GAMCO Fund Complex. He is the President and sole shareholder of a chemical manufacturing company, and President of a real estate company. He is the sole shareholder of a real estate holding company, and a member of both a boat holding company and a chemical wholesale company. Mr. Nakamura was previously a board member of LGL Group, Inc. Mr. Nakamura serves on the Board of Trustees of Mercy College in Dobbs Ferry, New York. He has been involved in various organizations for underprivileged children, such as Big Brother-Big Sister, the Fresh Air Fund and Andrus Dyckman Children’s Home. Mr. Nakamura is also involved in various capacities with The University of Pennsylvania and The Japan Society. He is a graduate of the University of Pennsylvania – The Wharton School with a Bachelor’s degree in Economics and Multinational Management.

Because of his extensive experience, Mr. Nakamura is able to bring valuable technical and governance competencies to the Boards.

Nicolas W. Platt	Trustee since 1997

Nicolas W. Platt is a private investor. He served as Managing Director of FTI Consulting Inc. (FCN-NYSE), an international financial consulting company, from March 2009 to May 2011. Prior to March 2009 he was a senior executive with WPP Group, plc subsidiaries Ogilvy Worldwide and Young & Rubicam - Burson-Marsteller’s corporate practice. He spent thirteen years in leadership roles at both the New York and American Stock Exchanges. At the AMEX, Mr. Platt oversaw the exchange’s domestic and international listing efforts and was the liaison to the investment banking community. Mr. Platt is a member of the NYSE MKT LLC Committee on Securities which reviews the continued listing qualifications for companies on the NYSE MKT LLC. He sits on the boards of several non-public organizations. He currently serves as the Mayor of the Township of Harding, New Jersey. Mr. Platt received a B.A. degree from Skidmore College and an M.A. degree in Economics from Columbia University.

As a result of Mr. Platt’s experience in financial consultancy, knowledge of market regulations, and investor relations and expertise in advising public companies on crisis communication issues and as a former executive of both the New York and American Stock Exchanges and the NYSE MKT LLC Committee on Securities, he is able to deliver important insights to Fund management and to other Trustees on subjects ranging from corporate governance and Trustee compensation to corporate strategy and management oversight. As a result of his current and prior leadership responsibilities, management expertise and independence, Mr. Platt’s fellow Trustees have elected him to serve as Chair of the Funds’ Governance Committees and Pricing Committees.

Mr. Platt is Chair of both the Governance Committees and the Pricing Committees.

Anthonie C. van Ekris	No previous service as Trustee of either Fund

Anthonie C. van Ekris has been the Chairman and Chief Executive Officer of BALMAC International, Inc., a global import/export company for over twenty years. Mr. van Ekris serves on the boards of other funds

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in the Gabelli/GAMCO Fund Complex. He serves as Chairman of the GAMCO International SICAV. Mr. van Ekris has over fifty-five years of experience as Chairman and/or Chief Executive Officer of public and private companies involved in international trading or commodity trading, and served in both of these capacities for nearly twenty years for a large public jewelry chain. Mr. van Ekris is a former Director of an oil and gas operations company. He served on the boards of a number of public companies and for more than ten years on the Advisory Board of the Salvation Army of Greater New York.

Mr. van Ekris’s substantial experience as a senior business executive and as a member of boards enables him to add critical oversight skills to the Boards’ expertise.

Trustees and Trustee Nominees Who Are Not or Would Not Be Independent Trustees

James A. Dinsmore, CFA	No previous service as Trustee of either Fund

James A. Dinsmore has been President of Ellsworth since February 2014. He was Executive Vice President of Ellsworth from January 2013 until February 2014. He has been Executive Vice President of Bancroft since January 2013. He served as Vice President of the Funds from 2009 through 2012. He received a B.A. degree in Economics from Cornell University and an MBA in Finance and Marketing from Rutgers University. Mr. Dinsmore is a CFA charterholder.

Mr. Dinsmore brings to the Board considerable executive experience including current and past service as officer of the Funds and of Dinsmore Capital. He has substantial experience as a portfolio manager and a research analyst.

Thomas H. Dinsmore, CFA	Bancroft Trustee since 1985 Ellsworth Trustee since 1986

Thomas H. Dinsmore has been Chairman, Chief Executive Officer and portfolio manager of the Funds since 1996. Mr. Dinsmore is a member of the Executive Committee of the Closed-End Fund Association, and formerly served as its president. He received a B.S. degree in Economics from the Wharton School of Business at the University of Pennsylvania and an M.A. degree in Economics from Fairleigh Dickinson University. Mr. Dinsmore is a CFA charterholder.

Mr. Dinsmore brings to the Board significant executive experience including current and past service as Chairman and Chief Executive Officer of the Funds and Dinsmore Capital. He has extensive experience as a portfolio manager, a research analyst, and co-founder of Ellsworth.

Mr. Dinsmore is Chairman of the Boards and a member of the Pricing Committees.

Mario J. Gabelli, CFA	No previous service as Trustee of either Fund

Mario J. Gabelli currently serves as Chairman of the boards of other funds in the Gabelli/GAMCO Fund Complex. Mr. Gabelli is Chairman, Chief Executive Officer, and Chief Investment Officer-Value Portfolios of GAMCO, a New York Stock Exchange-listed asset manager and financial services company. He is also the Chief Investment Officer of Value Portfolios of Gabelli Funds and GAMCO Asset Management, Inc., both asset management subsidiaries of GAMCO. In addition, Mr. Gabelli is Chief Executive Officer, Chief Investment Officer, a director and the controlling shareholder of GGCP, Inc., a private company that holds a majority interest in GAMCO, and the Chairman of MJG Associates, Inc., which acts as an investment manager of various investment funds and other accounts. Mr. Gabelli also sits on the boards of other publicly traded companies and private firms, and various charitable foundations and educational institutions, including the Board of Trustees of Boston College, Roger Williams University, the Winston Churchill Foundation, and The E.L. Weigand Foundation, and the Board of Overseers of Columbia University Graduate School of Business. Mr. Gabelli received his Bachelor’s degree from Fordham University, his M.B.A. from Columbia Business School, and honorary Doctorates from Fordham University and Roger Williams University.

Mr. Gabelli’s extensive experience as an acknowledged leader in the asset management industry would benefit the Boards in carrying out their responsibilities.

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Jane D. O’Keeffe	Trustee since 1995

Jane D. O’Keeffe has been President of Bancroft since 1996. Ms. O’Keeffe has been Executive Vice President of Ellsworth since February 2014 and was President of Ellsworth from 1996 until February 2014. Ms. O’Keeffe has been President of Dinsmore Capital since 1996. Ms. O’Keeffe received a B.A. degree from the University of New Hampshire and attended the Lubin Graduate School of Pace University.

Ms. O’Keeffe brings to the Board extensive investment and research experience and expertise, as she has worked in the investment business since 1980. She has worked with mutual funds (IDS Progressive Fund), hedge funds (Soros Fund Management), individuals, endowments and foundations (Simms Capital and Fiduciary Trust). Her extensive experience researching companies for purposes of investment management, and investing in many different categories, styles and capital types, gives Ms. O’Keeffe a unique perspective in managing funds as well as serving as a Trustee.

Committees of the Boards

Each Board has the following three committees: an Audit Committee; a Governance Committee; and a Pricing Committee. In addition, Ellsworth has an Investment Committee.

Audit Committees

The Funds have Audit Committees that are separately designated and established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the Exchange Act). The Audit Committees comprise only Independent Trustees (currently, Mr. Bizzell, Dr. Bogan and Mr. Harding, serving as Chair). All such members are independent as such term is defined by the NYSE MKT LLC Company Guide.

In accordance with their charters, the Audit Committees oversee the Funds’ accounting and financial reporting policies and practices, as well as the quality and objectivity of the Funds’ financial statements and the independent audit of the financial statements. Among other duties, the Committees are responsible for: (i) the appointment, compensation, retention and oversight of any independent registered public accountants employed by the Funds (including monitoring the independence qualifications and performance of such accountants and resolution of disagreements between the Funds’ management and the accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services; (ii) overseeing the accounting and financial reporting process of the Funds; (iii) monitoring management’s preparation of financial statements of the Funds to promote accuracy and integrity of such financial statements and asset valuation; (iv) assisting the Boards in their oversight of the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting and independent audits; (v) pre-approving all permissible audit and non-audit services provided to the Funds by their independent accountants, to the extent required by Section 10A of the Exchange Act; (vi) pre-approving, in accordance with Item 2.01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Funds’ independent registered public accountants to the Funds’ investment adviser and certain other affiliated entities if the Funds’ independent registered public accountants are the same as, or affiliated with, the investment adviser’s or affiliated entities’ accountants; and (vii) to the extent required by Regulation 14A under the Exchange Act, preparing an audit committee report for inclusion in the Funds’ annual proxy statement.

A current copy of the Charters of the Audit Committees are available at the Funds’ websites at www.bancroftfund.com/BCVcorp.htm and www.ellsworthfund.com/ECFcorp.htm.

Governance Committees

The Governance Committees comprise only Independent Trustees (currently, Dr. Bogan and Mr. Platt, serving as Chair). In addition, all such members are independent as such term is defined by the NYSE MKT LLC Company Guide.

In accordance with their charters, the Governance Committees, among other duties, are responsible for: (i) nominating persons for election or appointment: (a) as additions to the Boards; (b) to fill vacancies which, from time to time, may occur on the Boards; and (c) for election by shareholders of the Funds at meetings called for the election of Trustees; (ii) nominating persons for appointment as members of each committee of the Boards,

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including, without limitation, the Audit Committees, the Governance Committees, and the Pricing Committees; (iii) reviewing from time to time the compensation, if any, payable to the Trustees and making recommendations to the Boards regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Boards and the various committees of the Boards; (v) overseeing the selection of independent legal counsel to the Independent Trustees; and (vi) monitoring the performance of independent legal counsel employed by the Funds and the Independent Trustees.

Current copies of the Governance Committees’ Charters are available at the Funds’ websites at www.bancroftfund.com/BCVcorp.htm and www.ellsworthfund.com/ECFcorp.htm.

Prior to a meeting of the shareholders of a Fund called for the purpose of electing Trustees, the Governance Committees will nominate one or more persons for election as Trustees at such meeting. The Governance Committees are also responsible for nominating persons to fill vacancies on the Boards resulting from an increase in the size of the Boards or as a result of the resignation, death or removal of a Trustee. The Independent Trustees are generally authorized to elect nominees to fill such vacancies.

Consistent with the 1940 Act, the Governance Committees can consider recommendations from management and others in its evaluation process.

Pricing Committees

The Pricing Committees comprise four members, three of whom are Independent Trustees (Mr. Bizzell, Mr. Harding and Mr. Platt, serving as Chair) and one of whom is an interested person of Dinsmore Capital (Mr. Thomas H. Dinsmore). In accordance with their charter, the Committees assist the Funds’ investment adviser in its valuation of the Funds’ portfolio securities when pricing anomalies arise and the full Board of the applicable Fund is not available to assist the investment adviser in making a fair value determination. The Pricing Committees are also responsible for the fair value pricing of any securities held by the Funds as necessary.

Investment Committee (Ellsworth only)

The Investment Committee of Ellsworth comprises one member, Mr. Harding, who is an Independent Trustee. In accordance with its charter, the Investment Committee assists the Board of Ellsworth in the oversight, monitoring, and evaluation of the investment advisory services provided by the investment adviser of Ellsworth, and reviews from time to time materials supplied by the adviser regarding investment performance and expenses. The Investment Committee meets periodically with the portfolio managers of Ellsworth and obtains from them information on such investment related matters as it deems appropriate, including by way of example and not by way of limitation: (i) performance attribution, (ii) trading practices, and (iii) asset allocation. Bancroft does not have an Investment Committee.

Selecting Trustee Nominees

Evaluation of a person as a potential nominee to serve as a Trustee, including a person nominated by a shareholder, should result in the following findings: (i) with respect to the nomination of Independent Trustees only, upon advice of independent legal counsel to the Independent Trustees, that the person will qualify as an Independent Trustee, and that the person is otherwise not disqualified under the 1940 Act or the rules of the NYSE MKT LLC stock exchange from serving as a Trustee of the applicable Fund; (ii) with respect to the nomination of Independent Trustees only, that the person is free of any material relationship with the applicable Fund (other than as a shareholder of the Fund), that would interfere with the exercise of his or her independent judgment; (iii) that the person is willing to serve and is able to commit the time necessary for the performance of the duties of a Trustee; (iv) that the person can make a positive contribution to the Boards and the Funds, with consideration being given to the person’s education, business experience, and such other factors as the Boards may consider relevant; (v) that the person is of good character and high integrity; (vi) that the person has desirable personality traits including independence, leadership and the ability to work with the other members of the Boards; and (vii) that the person is not an NYSE MKT LLC stock exchange employee or floor member. Although the Boards do not have a formal written policy with regard to the consideration of diversity in identifying nominees, the Boards consider diversity as to educational background, skills, business experience, viewpoints, occupation, gender, and race when considering potential nominees.

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As discussed above in the section relating to Proposal 1, according to the Transaction Agreement, Dinsmore Capital agreed to recommend to the Boards that they nominate a number of Trustee candidates suggested by GAMCO that would, if elected, constitute a majority of the Boards. GAMCO provided the names of potential candidates to the Chairman of the Governance Committees to be considered for nomination as Trustees at the Meeting.

Because of the importance of the Transaction and the related nomination process, the two members of the Governance Committees asked the remaining Independent Trustees to assist them in the process of vetting candidates. The current Independent Trustees reviewed information regarding the backgrounds and qualifications of these candidates, and each of the candidates met in person or by telephone with two or more of the Independent Trustees. In total the Independent Trustees interviewed nine individuals, each of whom would qualify as an Independent Trustee if nominated and elected.

The Independent Trustees found that all of these individuals, based on their experience, expertise, skill sets, and other attributes, were extremely well qualified to serve on the Boards, and that all of them, besides Mr. Mario Gabelli, would qualify as Independent Trustees. The Independent Trustees reviewed and compared the experience, expertise, skill sets and other attributes of the current Independent Trustees with the corresponding attributes of the GAMCO candidates, keeping in mind the Funds’ goal of populating the Boards with members of diverse and complementary experiences and backgrounds. The Independent Trustees also recognized the importance of qualities such as collegiality and compatibility among members of the Boards. Because some of the GAMCO candidates that the Independent Trustees were interested in nominating were over 70 years of age, and in consideration of the retirement planning needs of the Boards, the Independent Trustees decided to increase the mandatory retirement age for Board members from 75 to 82, as part of the nomination process.

After evaluation and deliberation, the Independent Trustees recommended to the full Boards the nomination of eleven individuals to be Trustee Nominees of each Fund – Mr. Gabelli, Ms. O’Keeffe (Bancroft only), Mr. James Dinsmore (Ellsworth only), five of the nine individuals suggested by GAMCO, and the four current Independent Trustees. After discussion and due consideration, each of the Trustee Nominees was nominated by the Boards, and separately by the Independent Trustees, to stand for election, and the Boards determined to submit the names of the Trustee Nominees for consideration by Fund shareholders at the Meeting.

The Boards recommend that shareholders vote FOR all Trustee Nominees.

Attendance at Meetings of Boards and Committees

During each Fund’s respective 2014 fiscal year, each Fund Board met eight times, each Audit Committee met four times, each Governance Committee met three times, and each Pricing Committee met two times. The Ellsworth Investment Committee met eight times. Each Trustee attended at least 75% of the meetings of the Boards and of each Committee on which such Trustee served.

In the current fiscal year, as of July 31, 2015, the Bancroft Board met eight times, the Audit Committee met three times, the Governance Committee met two times, and the Pricing Committee met two times. Each Trustee attended at least 75% of the meetings of the Board and of each Committee on which such Trustee served for Bancroft.

In the current fiscal year, as of July 31, 2015, the Ellsworth Board met nine times, the Audit Committee met four times, the Governance Committee met three times, the Pricing Committee met two times, and the Investment Committee met eight times. Each Trustee attended at least 75% of the meetings of the Board and of each Committee on which such Trustee served for Ellsworth.

The Funds’ policy regarding Trustee attendance at annual meetings of shareholders is that Trustees are encouraged but not required to attend such annual meetings. Each of the Funds’ then current Trustees attended each Fund’s 2015 annual meeting of shareholders.

Trustee Compensation

Each Trustee who is not an officer of the Funds or Dinsmore Capital currently receives (1) an annual fee of $8,500, (2) $1,000 plus expenses for each Board meeting attended, (3) $1,000 for each shareholders’ meeting

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attended, and (4) $500 for each Committee meeting attended. Each chairperson of the Audit and Governance Committees receives an additional $2,000 annual fee.

Set forth in the table below is the compensation that was paid to the Trustee Nominees and Thomas H. Dinsmore, a current Trustee but not a Trustee Nominee, by each Fund as well as by the “Fund Complex” as a whole (which consists solely of the Funds) during each Fund’s 2014 fiscal year and 2015 fiscal year to July 31, 2015.

	2014 Fiscal Year Aggregate Compensation From Bancroft	2014 Fiscal Year Aggregate Compensation From Ellsworth	2014 Fiscal Year Total Compensation From Fund Complex	2015 Fiscal Year Aggregate Compensation From Bancroft	2015 Fiscal Year Aggregate Compensation From Ellsworth	2015 Fiscal Year Total Compensation From Fund Complex

Thomas H. Dinsmore	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-
James A. Dinsmore*	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-
Mario J. Gabelli*	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-
Jane D. O’Keeffe	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-
Kinchen C. Bizzell	$20,500	$20,500	$41,000	$19,000	$20,500	$39,500
Elizabeth C. Bogan, Ph.D.	$21,000	$21,000	$42,000	$19,000	$21,000	$40,000
James P. Conn*	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-
Frank J. Fahrenkopf, Jr.*	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-
Daniel D. Harding	$22,500	$51,750	$74,250	$21,000	$41,250	$62,250
Michael J. Melarkey*	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-
Kuni Nakamura*	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-
Nicolas W. Platt	$22,000	22,000	$44,000	$20,500	$22,000	$42,500
Anthonie C. van Ekris*	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-

__________________

* Trustee Nominee who is not currently a Trustee.

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Ownership of Fund Shares by Trustees, Trustee Nominees and Officers

The Funds’ Trustees, Trustee Nominees, and current officers beneficially owned the Funds’ common shares (the only class of shares outstanding) as shown in the following table as of August 24, 2015:

Name of Beneficial Owner	Shares of Bancroft*	Shares of Ellsworth*

Kinchen C. Bizzell	2,339	5,419
Elizabeth C. Bogan, Ph.D.	3,183	13,003
James P. Conn	-0-	-0-
James A. Dinsmore	4,601	3,346
Thomas H. Dinsmore(1)	24,133	77,003
Frank J. Fahrenkopf, Jr.	-0-	-0-
Mario J. Gabelli (2)	255,400	-0-
Daniel D. Harding	1,213	12,224
Michael J. Melarkey	-0-	-0-
Kuni Nakamura	-0-	-0-
Jane D. O’Keeffe(3)	18,136	23,651
Nicolas W. Platt	250	500
Anthonie C. van Ekris	-0-	-0-
H. Tucker Lake, Jr.(4)	539	6,383
Gary I. Levine(5)	2,864	4,646
Germaine M. Ortiz(6)	374	3,529
Mercedes A. Pierre(7)	288	5,046

_________________________________

*	Represents for each Trustee, Trustee Nominee, and officer less than 1% of the outstanding shares of the Fund, except with respect to the holdings of the shares of Bancroft by Mr. Gabelli, whose beneficial ownership represents approximately 5.0% of the outstanding shares of Bancroft. Trustees, Trustee Nominees, and officers of the Funds as a group beneficially owned in the aggregate 313,320 shares of Bancroft and 154,750 shares of Ellsworth, representing approximately 6.1% of the outstanding shares of Bancroft and 1.2% of the outstanding shares of Ellsworth. Except as otherwise indicated, each Trustee, Trustee Nominee, and officer possesses sole investment and voting power with respect to shares beneficially owned.

(1)	Bancroft: Includes (i) 4,191 shares owned by Mr. Dinsmore’s daughter, as to which shares Mr. Dinsmore disclaims beneficial ownership, (ii) 4,211 shares which Mr. Dinsmore owns jointly with Mr. Dinsmore’s wife, and (iii) 6,068 shares owned solely by Mr. Dinsmore’s wife, as to which shares Mr. Dinsmore disclaims beneficial ownership. Ellsworth: (i) 1,662 shares owned by Mr. Dinsmore’s daughter, as to which shares Mr. Dinsmore disclaims beneficial ownership, (ii) 12,288 shares which Mr. Dinsmore owns jointly with Mr. Dinsmore’s wife, and (iii) 5,705 shares owned solely by Mr. Dinsmore’s wife, as to which shares Mr. Dinsmore disclaims beneficial ownership.

(2)	Bancroft: Includes (i) 200,000 shares owned directly by Mr. Gabelli, and (ii) 55,400 shares owned by GAMCO.

(3)	Bancroft: Includes (i) 4,739 shares owned by Ms. O’Keeffe’s daughter, as to which shares Ms. O’Keeffe disclaims beneficial ownership, (ii) 4,677 shares owned by Ms. O’Keeffe’s son, as to which shares Ms. O’Keeffe disclaims beneficial ownership, and (iii) 3,648 shares which Ms. O’Keeffe owns jointly with her husband. Ellsworth: Includes (i) 2,088 shares owned by Ms. O’Keeffe’s daughter, as to which shares Ms. O’Keeffe disclaims beneficial ownership, (ii) 2,088 shares owned by Ms. O’Keeffe’s son, as to which shares Ms. O’Keeffe disclaims beneficial ownership, (iii) 1,386 shares which Ms. O’Keeffe owns jointly with her husband, and (iv) 1,118 shares owned solely by Ms. O’Keeffe’s husband, as to which shares Ms. O’Keeffe disclaims beneficial ownership.

(4)	Bancroft: Includes 324 shares owned by Mr. Lake’s spouse. Ellsworth: Includes 2,688 shares owned by Mr. Lake’s spouse.

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(5)	Ellsworth: Includes (i) 303 shares owned by Mr. Levine’s minor daughter, (ii) 637 shares owned by Mr. Levine’s son, as to which shares Mr. Levine disclaims beneficial ownership, (ii) 583 shares which Mr. Levine owns jointly with his wife, and (iii) 3,123 shares owned solely by Mr. Levine’s wife, as to which shares Mr. Levine disclaims beneficial ownership.

(6)	Ellsworth: Includes 966 shares as to which Ms. Ortiz possesses shared investment and voting power.

(7)	Bancroft: Ms. Pierre possesses shared investment and voting power with her husband. Ellsworth: Includes 724 shares as to which Ms. Pierre possesses shared investment and voting power.

Other Beneficial Owners of Funds Shares

Bancroft

Based solely on a review of filings with the SEC, the following table provides information about those shareholders that beneficially own more than 5% of the outstanding shares of Bancroft.

Name	Number of Shares Owned	Percent of Outstanding Shares
UBS AG	275,413	5.25%
Bahnhofstrasse 45 Zurich, Switzerland(1)

__________________

(1) Based on information disclosed in a Schedule 13F dated June 30, 2015.

Ellsworth

Based solely on a review of filings with the SEC, the following table provides information about those shareholders that beneficially own more than 5% of the outstanding shares of Ellsworth.

Name	Number of Shares Owned	Percent of Outstanding Shares
Morgan Stanley Smith Barney LLC	843,120	6.24%
Bingham McCutchen LLP One Federal Street Boston, Massachusetts 02110(1)

UBS AG	753,126	5.58%
Bahnhofstrasse 45 Zurich, Switzerland(1)

(1) Based on information disclosed in a Schedule 13F dated June 30, 2015.

Principal Officers of the Funds

Officers of each Fund are elected by the Fund’s Board. Officers of the Funds are identified above in the “Trustees, Trustee Nominees and Officers” section of this Proxy Statement regarding Proposal 2.

Required Vote

Trustees are elected by a plurality vote of shares cast, meaning that the Trustee Nominee with the most affirmative votes for a particular seat on the Board is elected for such seat. In an uncontested election for Trustees, the plurality requirement is not a factor. Abstentions will not count as votes cast and will have no effect on the outcome of this proposal. We expect that brokers will be entitled to vote on this proposal even without instructions from shareholders; however, any broker non-vote will have no effect on the outcome of this Proposal

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2. Regardless of the outcome of the shareholder vote pertaining to Proposal 2, each Trustee Nominee will take office only if Proposal 1 is approved by shareholders of the Funds. If Proposal 1 is not so approved, the Boards will continue unaffected by any vote on Proposal 2.

THE BOARDS RECOMMEND THAT SHAREHOLDERS VOTE “FOR” ALL TRUSTEE NOMINEES.

ADDITIONAL INFORMATION ON VOTING

Voting by Proxy

Whether you plan to attend the Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. If you are the record owner of your shares on the books of the Funds transfer agent, then you may also submit your proxy vote by telephone or over the Internet, by following the instructions accompanying this Proxy Statement. If your broker holds your shares in its name, you may submit your proxy vote by any other means specified in the instructions that accompany this Proxy Statement. Returning the proxy card or using any of the available alternative proxy voting methods will not affect your right to attend the Meeting and vote.

If you properly fill in your proxy card and send it to us in time to vote or use any of the available alternative proxy voting methods, your “proxy” (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card or use any of the available alternative proxy voting methods but do not make specific choices, your proxy will vote your shares as recommended by the Boards as follows and in accordance with management’s recommendation on other matters:

•	FOR the approval of the New Investment Advisory Agreements.

•	FOR the election of all Trustee Nominees.

Your proxy will also have authority to vote and act on your behalf at any adjournment of the Meeting.

If you authorize a proxy to vote for you, you may revoke the authorization at any time before it is exercised. You can do this in one of four ways:

•	You may send in another proxy with a later date.

•	If you submitted a proxy by telephone, over the Internet or via an alternative method of voting permitted by your broker, you may submit another proxy by telephone, over the Internet, or via such alternative method of voting, or send in another proxy with a later date.

•	You may notify the Funds’ Secretary in writing before the Meeting that you have revoked your proxy.

•	You may vote in person at the Meeting if you were the record owner of your shares on the record date.

Voting in Person

If you do attend the Meeting, were the record owner of your shares on the record date, which is September 4, 2015, and you wish to vote in person, we will give you a ballot when you arrive. However, if your shares were held in the name of your broker, bank or other nominee on the record date, you must bring a letter from the nominee indicating that you were the beneficial owner of the shares on the record date, and authorizing you to vote. The letter must also state whether you authorized a proxy to vote for you before the Meeting and, if so, how you instructed such proxy to vote.

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Quorum Requirement

A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist if, with respect to a Fund, shareholders entitled to vote a majority of all shares outstanding on the record date are present in person or by proxy. Broker non-votes, if any, and abstentions will count as present for establishing a quorum.

Adjournments

If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy.

The persons named as proxies will vote those proxies they are entitled to vote “for” a proposal in favor of such an adjournment and will vote those proxies required to be voted “against” such proposal against such an adjournment. A shareholder vote may be taken on a proposal in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

ADDITIONAL INFORMATION

Investment Adviser

Dinsmore Capital Management Co., 65 Madison Avenue, Suite 550, Morristown, New Jersey 07960, is currently the investment adviser to the Funds.

Executive Officers

The Funds’ executive officers are elected by the Boards and receive no compensation from the Funds. Each executive officer holds office until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal. Information about these officers is set forth in the following table. For information regarding officers of Gabelli Funds, see the information above under the heading “Additional Information about Gabelli Funds and GAMCO.”

Dollar Range of Securities Held by Trustees and Trustee Nominees

Set forth below is the dollar range of equity securities beneficially owned(1) in each Fund and the Fund Complex by each Trustee and Trustee Nominee as of August 24, 2015.(2)

	Dollar Range of Equity Securities in each Fund(3)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Trustee or Trustee Nominee in Fund Complex(3)

Kinchen C. Bizzell	$10,001–$50,000	$50,001–$100,000
Elizabeth C. Bogan, Ph.D.	With respect to Bancroft, $50,001–$100,000; With respect to Ellsworth, over $100,000	over $100,000
James P. Conn	$0	$0
James A. Dinsmore	With respect to Bancroft, $50,001-$100,000; With respect to Ellsworth, $10,001-$50,000	over $100,000
Thomas H. Dinsmore	over $100,000	over $100,000
Frank J. Fahrenkopf, Jr.	$0	$0

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	Dollar Range of Equity Securities in each Fund(3)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Trustee or Trustee Nominee in Fund Complex(3)

Mario J. Gabelli	With respect to Bancroft, over $100,000; With respect to Ellsworth, $0	over $100,000
Daniel D. Harding	With respect to Bancroft, $10,001-$50,000; With respect to Ellsworth, $50,001-$100,000	over $100,000
Michael J. Melarkey	$0	$0
Kuni Nakamura	$0	$0
Jane D. O’Keeffe	over $100,000	over $100,000
Nicolas W. Platt	$1–$10,000	$1–$10,000
Anthonie C. van Ekris	$0	$0

(1)	Beneficial ownership has been determined based upon the Trustee Nominee’s direct or indirect pecuniary interest in the equity securities.

(2)	The dollar ranges are: $1–$10,000, $10,001–$50,000, $50,001–$100,000, or over $100,000.

(3)	The dollar range of equity securities owned is based on the closing prices of $19.06 for Bancroft and $7.99 for Ellsworth on August 24, 2015 on the NYSE MKT LLC stock exchange.

Funds’ Independent Auditors

Tait, Weller & Baker LLP (“Tait Weller”) serves as the Funds’ independent registered public accountants.

Fees Billed by Tait Weller Related to the Funds

Set forth in the table below are fees billed to the Funds, in the aggregate, by Tait Weller for services rendered during the Funds’ last two fiscal years ending in 2013 and 2014. Tait Weller billed to each Fund exactly half of the dollar amounts set forth below for services Tait Weller rendered to each Fund during the fiscal years ending in 2013 and 2014.

Fiscal Year Ended	Audit Fees	Audit-Related Fees(1)	Tax Fees(2)	All Other Fees
2013	$75,000	$0	$7,000	$0
2014	$77,000	$0	$7,200	$0

For non-audit services rendered, Tait Weller billed each Fund non-audit fees of $3,600 for the fiscal year ended 2014, and $3,500 for the fiscal year ended 2013.

(1)	The Funds’ Audit Committees pre-approve all Audit-Related Fees. For the Funds’ last two fiscal years ending in 2013 and 2014, no Audit-Related Fees were approved by the Funds’ Audit Committee pursuant to section 2-01(c)(7)(i)(C) of Regulation S-X, which waives the pre-approval requirement for certain de minimis fees.

(2)	“Tax Fees” include those fees billed by Tait Weller in connection with their review of the Funds’ income tax returns for the fiscal years ending in 2013 and 2014. The Funds’ Audit Committees pre-approve all Tax Fees. For the Funds’ last two fiscal years ending in 2013 and 2014, no Tax Fees were approved by the Funds’ Audit Committees pursuant to section 2-01(c)(7)(i)(C) of Regulation S-X, which waives the pre-approval requirement for certain de minimis fees.

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Non-Audit Services Billed to Dinsmore Capital

During each of the last two fiscal years ending in 2013 and 2014, Tait Weller did not provide any non-audit services to Dinsmore Capital or its affiliates or otherwise bill Dinsmore Capital or its affiliates for any non-audit services.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committees pre-approve all audit and permissible non-audit services that are proposed to be provided to the Funds by their independent registered public accountants before they are provided to the Funds. Such pre-approval also includes the proposed fees to be charged by the independent registered public accountants for such services. The Audit Committees may delegate the pre-approval of audit and permissible non-audit services and related fees to one or more members of the Audit Committees who are “independent,” as such term is defined in Rule 10A-3(b)(1)(iii) under the Exchange Act. Any such member’s decision to pre-approve audit and/or non-audit services and related fees shall be presented to the full Audit Committees, solely for informational purposes, at their next scheduled meeting.

The Audit Committees also pre-approve non-audit services to be provided by the Funds’ independent registered public accountants to the Funds’ investment adviser if the engagement relates directly to the operations and financial reporting of the Funds and if the Funds’ independent registered public accountants are the same as, or affiliated with, the investment adviser’s registered public accountants.

Proxy Solicitation

Dinsmore Capital has agreed to pay or to reimburse the Funds for expenses incurred in connection with the preparation of proxy materials relating to Proposal 1, Proposal 2, and any other matter with respect to the Transaction. The Funds expect to solicit proxies principally by mail. Dinsmore Capital or the Funds (with reimbursement by Dinsmore Capital) may reimburse third parties for their expenses in forwarding solicitation materials to the beneficial owners of the Funds’ shares. Officers of the Funds may also solicit proxies by telephone, facsimile, the Internet or personal interview, and will not receive any additional compensation for such solicitation.

By order of the Boards of Trustees,

/s/	THOMAS H. DINSMORE
Thomas H. Dinsmore
Chairman of the Boards of Trustees

September 11, 2015

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Appendix A

New Investment Advisory Agreement

INVESTMENT ADVISORY AGREEMENT

____________, 2015

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580

Dear Sir:

[Bancroft Fund Ltd. / Ellsworth Growth and Income Fund Ltd.] (the “Fund”), a statutory trust organized under the laws of the state of Delaware, confirms its investment advisory agreement with Gabelli Funds, LLC (the “Adviser”), as follows:

1.	Investment Description; Appointment

The Fund desires to employ its capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified (a) in its Amended and Restated Agreement and Declaration of Trust, dated [January 16, 2006 / January 20, 2015] as amended from time to time (the “Declaration of Trust”), (b) in its Registration Statement on Form N-2 filed under the Investment Company Act of 1940, as amended (the “1940 Act”) as from time to time in effect (the “Registration Statement”), and (c) in its Investments Restrictions and Policies (the “Investment Policies”) as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Fund’s Board of Trustees. The Adviser acknowledges receipt of copies of the Declaration of Trust, the Registration Statement, and the Investment Policies in their form on the date hereof. The Fund desires to employ and hereby appoints the Adviser to act as its investment adviser and to oversee the administration of all aspects of the Fund’s business and affairs and provide, or arrange for others whom it believes to be competent to provide, certain services as specified below. The Adviser accepts the appointment and agrees to furnish the services set forth below for the compensation set forth below. Nothing contained herein shall be construed to restrict the Fund’s right to hire its own employees or to contract for administrative services to be performed by third parties, including but not limited to, the calculation of the net asset value of the Fund’s shares.

2.	Services

(a)          Investment Advice. Subject to the direction and control of the Fund’s Board of Trustees, the Adviser will (i) act in conformity with the Declaration of Trust, the 1940 Act and the Investment Advisers Act of 1940, as the same may from time to time be amended, (ii) manage the Fund’s assets in accordance with the Fund’s Investment Policies, (iii) make and implement all investment decisions for the Fund, (iv) exercise all voting rights in respect of the Fund’s assets and (v) place purchase and sale orders with respect to investments on behalf of the Fund. In rendering those services, the Adviser will provide investment research and supervision of the Fund’s investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund’s assets. In addition, the Adviser will furnish the Fund Trustees with whatever statistical information they may reasonably request with respect to the assets that the Fund may hold or contemplate purchasing.

(b)          Administration. The specific services to be provided or arranged for by the Adviser for the Fund are (i) maintaining the Fund’s books and records, such as journals, ledger accounts and other records in accordance with applicable laws and regulations to the extent not maintained by the Fund’s custodian, transfer agent or dividend disbursing agent; (ii) initiating all money transfers to the Fund’s custodian and from the Fund’s custodian for the payment of the Fund’s expenses, investments, dividends and other distributions; (iii) reconciling account information and balances among the Fund’s custodian, transfer agent, dividend disbursing agent and the Adviser; (iv) providing the Fund with such office space and facilities, utilities and office equipment as are adequate for the Fund’s needs; (v) preparing, but not paying for distribution costs or filing fees with respect to all reports sent by the Fund to its shareholders and all reports and filings required to maintain registration and qualification of the Fund’s shares under federal and state law; (vi) preparation of additional registration statements for or with respect to future offerings of securities of the Fund (but not paying the filing fees or other costs associated

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therewith); (vii) supervising the calculation of net asset value of the Fund’s shares; and (viii) preparing notices and agendas for meetings of the Fund’s shareholders, Board of Trustees, and Board committees, as well as minutes of all such meetings.

3.	Brokerage

In executing transactions for the Fund and selecting brokers or dealers, the Adviser will seek best execution. In doing so, the Adviser will consider all factors it deems relevant including, but not limited to, the breadth of the market in the security to be purchased or sold, the price of such security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, the Adviser may consider the brokerage and research services provided to the Fund and/or other accounts over which the Adviser or an affiliate of the Adviser exercises investment discretion. If the Adviser selects an affiliated person of the Adviser to act as a broker or dealer for the Fund, it will comply with all legal requirements and will report on the use of such broker or dealer to the Fund Board of Trustees at the next regularly scheduled Board meeting.

4.	Information Provided to the Fund

The Adviser will keep the Fund informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Fund from time to time with whatever information the Adviser believes is appropriate for this purpose. The Adviser will also provide information reasonably requested from time to time by the Independent Trustees.

5.	Standard of Care

The Adviser shall exercise its professional judgment in rendering the services described in paragraphs 2 and 3 above. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters of which this Agreement relates, provided that nothing in this paragraph shall be deemed to protect or purport to protect the Adviser against any liability to the Fund or to its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser’s reckless disregard of its obligations and duties under this Agreement.

6.	Compensation

In consideration of the services rendered pursuant to this Agreement, the Fund will pay the Adviser, on the first business day of each month, a fee for the previous month at an annual rate of 0.80% of the first $100,000,000 of the Fund’s average weekly net assets and 0.55% of the Fund’s average weekly net assets in excess of $100,000,000. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Adviser, the Fund’s average weekly net assets shall be determined at the end of each month on the basis of the Fund’s average net assets for each week during the month. The assets for each weekly period shall be determined by averaging the net assets at the end of a week with the net assets at the end of the prior week. The value of the Fund’s average weekly net assets shall be deemed to be the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities (such liabilities shall exclude the aggregate liquidation preference of outstanding preferred shares and accumulated dividends, if any, on those shares.

7.	Expenses

The Adviser will bear all expenses in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including: underwriting compensation and reimbursements in connection with sales of its securities, expenses for legal and independent accountants’ services, costs of printing proxies, stock certificates and shareholder reports, charges of the custodian, any sub-custodian and transfer and dividend paying agent, expenses in connection with the Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan, Securities and Exchange Commission fees, fees and expenses of Trustees who are not officers or employees of the Adviser or its affiliates, compensation and other expenses of officers and employees of the Fund (including, but not limited to, the Chief Compliance Officer, Vice

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President and Ombudsman) as approved by the Trustees, accounting and pricing costs, membership fees in trade associations, fidelity bond coverage for the Fund’s officers and employees, Trustees and officers’ errors and omissions insurance coverage, interest, brokerage costs, taxes, stock exchange listing fees and expenses, all expenses of computing the Fund’s net asset value per share, including any equipment or services obtained solely for the purpose of pricing shares or valuing the Fund’s investment portfolios, expenses of qualifying the Fund’s shares for sale in various states, preparation of filings with the Securities and Exchange Commission (including but not limited to Form N-PX, Form N-CSR and Form N-SAR), the costs of third-party services to monitor and recover class action settlement amounts, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

During the two year period commencing on the date this Agreement becomes effective, the Adviser will either waive fees or reimburse the Fund to the extent the total expenses of the Fund (excluding brokerage costs, interest, (including in respect of any preferred shares) taxes, acquired fund fees and expenses, expenses chargeable to capital, and extraordinary expenses) during any 365-day period exceed 1.10% of the weekly average assets attributable to common shares plus the liquidation preference of preferred shares of the Fund during such period.

The Adviser hereby covenants and agrees to pay directly (or to reimburse the Fund or Dinsmore Capital Management Co. (“Dinsmore”) for) all regular compensation costs (but not severance costs) paid or payable by the Fund or by Dinsmore to Gary I. Levine for the time period from the effective date of this Agreement to and including December 31, 2015. The Adviser also hereby covenants and agrees to pay directly (or to reimburse the Fund or Dinsmore for) all costs and expenses paid or payable by the Fund or by Dinsmore to or for the QED accounting and support system from the effective date of this Agreement to and including December 31, 2015 or until such later date as the Adviser chooses to maintain the services thereof. The costs and expenses payable or reimbursable by the Adviser pursuant to this paragraph shall be payable or reimburseable regardless of whether the total expenses of the Fund during the 365-day period during which such amounts were incurred exceed or do not exceed 1.10% of the weekly average assets attributable to common shares as set forth in the preceding paragraph.

8.	Services to Other Companies or Accounts

The Fund understands that the Adviser now acts and will continue to act as investment adviser to other investment companies and may act in the future as investment adviser to other investment companies or portfolios, and the Fund has no objection to the Adviser so acting, provided that whenever the Fund and one or more other portfolios of or investment companies advised by the Adviser and its affiliates have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed to be equitable to each and that whenever the Fund and one or more other portfolios of or investment companies advised by the Adviser and its affiliates desire to dispose of the same assets, such dispositions will be allocated in a manner believed equitable to each. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Fund. In addition, the Fund understands that the Adviser’s agents will not devote their full time to the discharge of its duties under this Agreement and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

9.	Indemnity

(a)          The Fund hereby agrees to indemnify the Adviser and each of the Adviser’s Trustees, officers, employees, and agents (including any individual who serves at the Adviser’s request as director, officer, partner, trustee or the like of another corporation) and controlling persons (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable corporate law) reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this paragraph or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no indemnitee shall be indemnified hereunder against any liability to the Fund or its shareholders or any

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expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (v) being sometimes referred to herein as “disabling conduct”), (2) as to any matter disposed of by settlement or a compromise payment by such indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Fund and that such indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and did not involve disabling conduct by such indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the full Board of the Fund. Notwithstanding the foregoing the Fund shall not be obligated to provide any such indemnification to the extent such provision would waive any right which the Fund cannot lawfully waive.

(b)         The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Fund receives a written affirmation of the indemnitee’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Fund unless it is subsequently determined that he is entitled to such indemnification and if the Trustees of the Fund determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the indemnitee shall provide a security for his undertaking, (B) the Fund shall be insured against losses arising by reason of any lawful advances, or (C) a majority of a quorum of Trustees of the Fund who are neither “interested persons” of the Fund nor parties to the proceeding (“Disinterested Non-Party Trustees”) or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(c)         All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such indemnitee is not liable by reason of disabling conduct or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-party Trustees of the Fund, or (ii) if such a quorum is not obtainable or even, if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion.

(d)         The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

(e)         Any indemnity payment to the Adviser pursuant to this Section 9 shall be subject to the expense limitation set forth in the penultimate paragraph of Section 7 for the two year time period referred to therein.

10.	Use of the Word “Gabelli”

It is understood and agreed that the word “Gabelli” is the Adviser’s property for copyright and other purposes. The Fund further agrees that the word “Gabelli” in its name is derived from the name of Mario J. Gabelli and such name may freely be used by the Adviser for other investment companies, entities or products. The Fund further agrees that, in the event that the Adviser shall cease to act as an investment adviser to the Fund, the Fund shall promptly take all necessary and appropriate action to change its name to one that does not include the word “Gabelli”; provided, however, that the Fund may continue to use such name if the Adviser consents in writing to such use.

11.	Term of Agreement

This Agreement shall become effective, if it has been approved by the Board of Trustees or the shareholders of the Fund in accordance with the requirements of the 1940 Act, upon the date hereof and will continue in effect for two years and thereafter will continue for successive annual periods, provided such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. This Agreement is terminable, without penalty, on 60 days’ written notice by the Fund’s Board of Trustees, by vote of holders of a majority of the Fund’s shares, or by the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

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12.	Amendment

The Adviser and the Fund may amend this Agreement without shareholder approval so long as such amendment does not materially change the advisory relationship between the Adviser and the Fund.

13.	Definitions

For purposes of this Agreement, the terms “value,” “affiliated person,” “assignment,” and “interested person” shall have the respective meanings given to them in the 1940 Act, and the term “Independent Trustee” means a trustee of the Fund who is not an interested person of the Adviser.

[Signature page follows]

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If the foregoing is in accordance with your understanding, kindly indicate your acceptance of this Agreement by signing and returning the enclosed copy.

Very truly yours,

[BANCROFT FUND LTD. /
ELLSWORTH GROWTH AND INCOME FUND LTD.]

By:
Name:
Title:

Agreed to mand Accepted:

GABELLI FUNDS, LLC

By:
Name:
Title:

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Appendix B

Reimbursement Agreement

AGREEMENT

THIS AGREEMENT is made this 14th day of July, 2015 by and between DINSMORE CAPITAL MANAGEMENT CO. (“Dinsmore Capital”), BANCROFT FUND LTD., and ELLSWORTH GROWTH AND INCOME FUND LTD. (each of the two foregoing entities, a “Fund” and, both of them collectively, the “Funds”).

WITNESSETH:

WHEREAS, Dinsmore Capital is the investment adviser to each of the Funds;

WHEREAS, Dinsmore Capital and GAMCO Investors, Inc. (“GAMCO”) are parties to that certain Strategic Alliance Agreement dated as of June 16, 2015 (the “Transaction Agreement”) pursuant to which, among other things, Gabelli Funds, LLC (“Gabelli”) is intended to replace Dinsmore Capital as the investment adviser to the Funds (such transaction, along with all other transactions contemplated by the Transaction Agreement, the “Transaction”);

WHEREAS, Dinsmore Capital, GAMCO, and Gabelli have asked the trustees of the Funds (the “Trustees”) to consider approving a new investment advisory and administrative services agreement between each of the Funds, on the one hand, and Gabelli on the other hand (the “New Agreement”) (such consideration and the taking of any and all actions by the Trustees in connection with considering whether to approve the New Agreement and whether to recommend to stockholders of the Funds the approval of the New Agreement, and all reasonably related actions, the “Approval Consideration”);

WHEREAS, Dinsmore Capital desires to assure the Trustees of the Funds who are not “interested persons” of Dinsmore Capital (the “Independent Trustees”) within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”) that no costs or unfair burden will be imposed on the Funds as a result of the Transaction.

NOW, THEREFORE, for and in consideration of the respective promises and covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

1.	Section 15(f); Reimbursement Obligations of Dinsmore Capital.

(a)	Dinsmore Capital hereby covenants and agrees, from and after the date of the closing of all transactions contemplated by the Transaction Agreement (the “Closing”), that it shall not take, and shall cause its Affiliates not to take, any action that would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) of the 1940 Act not to be met or satisfied with respect to the Transaction, and shall not fail to take, and shall cause its Affiliates not to fail to take any action if the failure to take such action would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) of the 1940 Act not to be met or satisfied with respect to the Transaction.

(b)	Dinsmore Capital hereby covenants and agrees to pay directly (or to reimburse the Funds for) all reasonable out-of-pocket costs and expenses incurred by the Funds or the Trustees in connection with (i) the consideration and review by the Independent Trustees of the Transaction and its potential impact on the Funds and the stockholders of the Funds, (ii) the Approval Consideration, and (iii) the preparation, review, and filing with the Securities and Exchange Commission of one or more proxy statements and related solicitation materials, including preliminary proxy statements (collectively, the “Proxy Statements”), the solicitation of proxies and the conduct of stockholder meetings called to consider the New Agreement, the election of Fund Trustees, or any other matter with

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respect to the Transaction (collectively, the “Costs”). Without intending any limitation on the generality of the foregoing, Costs include the reasonable expenses incurred by each of the Funds and by each of the Independent Trustees in connection with the special in-person meeting of Trustees to consider the proposed Transaction currently scheduled for July 21, 2015, together with any adjournments or postponements thereof.

(c)	All Costs shall be paid promptly upon presentation to Dinsmore Capital of an invoice therefor, or request for reimbursement thereof, in each case setting forth in reasonable detail the nature of the Cost (provided, however, that such detail regarding the fees and expenses of legal counsel need not be provided if it would or, in the opinion of such legal counsel, might result in the waiver of any applicable privilege).

2.	Covered Cost Items.

(a)	The obligations of Dinsmore Capital provided for herein to pay (or reimburse) for Costs include, without limitation, Costs incurred in connection with:

(i)	preparing, printing, and mailing to stockholders each of the Funds’ Proxy Statements;

(ii)	retaining or using a proxy solicitor in connection with the Proxy Statements and related stockholder meetings;

(iii)	an evaluation of the New Agreement, the preparation for and participation in the Funds’ stockholder meetings referred to in the Proxy Statements, or the Transaction generally, the retention or use of Ballard Spahr LLP as legal counsel (A) to the Independent Trustees of the Funds, or (B) to the Funds;

(iv)	Reasonable travel costs, meeting costs, and telephone and other similar expenses incurred by the Funds or the Independent Trustees in connection with the Approval Consideration or the consideration of the Transaction by the Trustees;

(v)	any information furnished to Fund stockholders (including any contained in the Proxy Statements) in connection with the Transaction, except to the extent related solely to information supplied in writing by one or more of the Trustees, GAMCO, or Gabelli;

(vi)	the purchase of a “tail” policy of directors and officers or errors and omissions insurance (“D&O Insurance”) covering the Independent Trustees for a time period of not less than three (3) years following the closing of the Transaction for or with respect to all actions taken or omitted (or allegedly taken or omitted) by any of them prior to the closing of the Transaction, net of any refund resulting from the cancellation of the existing policy of D&O Insurance; and

(vii)	any other reasonable out-of-pocket expenses reasonably incurred by any Trustee or by either Fund in connection with the Transaction or the Approval Consideration.

(b)	For the avoidance of doubt, reimbursable Costs include those incurred before or after the date hereof.

3.	Representations and Warranties of Dinsmore Capital.

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(a)	Dinsmore Capital hereby represents and warrants to and with each of the Funds that each of the representations and warranties made by Dinsmore Capital in the Transaction Agreement is true and correct on the date hereof.

(b)	Dinsmore Capital hereby represents and warrants to and with each of the Funds as follows:

(i)	There are no claims, actions, suits, complaints, demands, litigations, arbitrations, prosecutions, contests, hearings, inquiries, investigations, inquests, audits or other proceedings of any nature, civil, criminal, regulatory or otherwise, in law or in equity, by or before any Governmental Authority (collectively, “Proceedings”) that (A) are pending or, to the Knowledge of Dinsmore Capital, threatened against Dinsmore Capital or any of its Affiliates that would, individually or in the aggregate, reasonably be expected to have a material adverse effect on Dinsmore Capital, (B) individually or in the aggregate, would reasonably be expected to have a material adverse effect on the ability of Dinsmore Capital to consummate the transactions contemplated by this Agreement or the Transaction Agreement or to comply with its obligations hereunder or thereunder in a timely manner, or (C) as of the date hereof, challenge the validity of any of the transactions contemplated by this Agreement or the Transaction Agreement.

(ii)	Dinsmore Capital has implemented one or more codes of ethics, insider trading policies, personal trading policies, and other material policies as required by Applicable Law (including Rule 204A-1 and Rule 206(4)-7 promulgated under the Advisers Act), true and complete copies of which have been provided or made available to the Funds prior to the date hereof. Such codes of ethics, insider trading policies, personal trading policies, and other material policies comply in all material respects with Applicable Law.

(iii)	Since January 1, 2012, Dinsmore Capital and each of its Affiliates has timely filed on its own behalf and on behalf of the Funds all Governmental Documents that were required to be filed with any Governmental Authority, other than such failures to file on a timely basis that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on Dinsmore Capital or the Funds. As of their respective dates, all such Governmental Documents have complied in all material respects with Applicable Law as in effect at the time each such Governmental Document was filed.

(iv)	Dinsmore Capital, at all times required by the Advisers Act, has been duly registered as an investment adviser under the Advisers Act. Dinsmore Capital is, and at all times required by Applicable Law (other than the Advisers Act) during the past five (5) years has been, duly registered, licensed, or qualified as an investment adviser, or has made required notice filings, in each state or any other jurisdiction where the conduct of its business required such registration, licensing, qualification, or notice filing, except where the failure to be so licensed or qualified would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on Dinsmore Capital or the Funds.

(v)	Total stockholders’ equity of Dinsmore Capital at June 30, 2015 as set forth on the financial statements of Dinsmore Capital prepared in accordance with accounting principles generally accepted in the United States of America was not less than Five Hundred Thousand Dollars ($500,000), subject only to year-end audit adjustments.

(vi)	No dividend, share redemption payment, or other distribution has been made to any stockholder of Dinsmore Capital in his or her capacity as a stockholder since

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June 30, 2015. For the avoidance of doubt, a “distribution” shall not be deemed to include payments of salary, bonus, board meeting fees, or expense reimbursements made in the ordinary course of business and in accordance with past practices.

4.	Covenants. Dinsmore hereby covenants and agrees that:

(a)	The information to be contained in the Proxy Statements in connection with the proposed Transaction (other than information that is or will be provided by or on behalf of GAMCO or Gabelli or their Affiliates or any other third party specifically for inclusion in such Proxy Statements) will not contain, at the time the proxy materials are first mailed to the stockholders of either Fund or at the time of the meeting thereof, any untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(b)	It will not make any dividend, share redemption payment, or other distribution to any of its stockholders until (i) after the closing of the Transaction (or the termination of the Transaction Agreement) and (ii) after all invoices rendered to Dinsmore Capital pursuant to this Agreement within the sixty (60) day time period following the closing of the Transaction have been paid in full.

5.	Indemnification.

(a)	Dinsmore Capital hereby covenants and agrees, to indemnify, defend and hold harmless the Funds and each of their respective representatives and agents, including the Trustees (each an “Indemnified Party” and, collectively, the “Indemnified Parties”), from and against, and to pay to, or on behalf of, the applicable Indemnified Parties the amount of, any and all costs of any claims, interests, fines, penalties, assessments, losses, damages, liabilities, investigations, demands, actions or causes of action, awards, judgments, costs and expenses (including reasonable attorneys’ fees and other professionals’ fees and expenses incurred in connection with the investigation or defense of the foregoing), resulting from or arising out of any claim, suit or other action by any Governmental Authority or by any future, former, or present stockholder of either Fund or by any other third party against any Indemnified Party (collectively, the “Claims”) actually sustained or incurred by any of the Indemnified Parties (collectively, the “Losses” and, individually, a “Loss”) to the extent any Loss from such a Claim is based on or arises out of any untrue, inaccurate, or misleading statement, representation, or warranty, or any omission, where such statement, representation, or warranty (or omission) is relied on by the Trustees or by any stockholder of the Funds in deciding whether to approve the Transaction (including but not limited to the New Agreement and the Transaction Agreement), or out of the breach or non-fulfillment of any representation, warranty, agreement, or covenant made by Dinsmore Capital in this Agreement; provided, however, that the foregoing shall not apply to any Claims brought against an Indemnified Party that occur as a direct result of the gross negligence or willful misconduct of such Indemnified Party. For the avoidance of doubt, Losses includes amounts actually sustained or incurred by any of the Indemnified Parties in connection with any claim, suit or other action by them against Dinsmore Capital in connection with the enforcement of the Indemnified Parties’ rights under this Agreement as a result of which claim, suit or other action the Indemnified Party is determined to be entitled to indemnification hereunder.

(b)	In calculating any amount due hereunder with respect to Losses, Losses shall be reduced by any amounts actually received by the Indemnified Party under applicable insurance policies, or from any other person or entity responsible for any Losses or other rights of recovery with respect to such Losses, net of any deductible or any other

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reasonable and necessary out-of-pocket expense incurred by such Indemnified Party in obtaining such recovery.

6.	Procedure for Indemnification.

(a)	Promptly after an Indemnified Party obtains knowledge of any event or circumstance, including any written claim by a third party, that, in the reasonable judgment of such Indemnified Party, would reasonably be expected to give rise to indemnification under this Agreement from Dinsmore Capital, including notice of the commencement of any action, lawsuit, administrative proceeding, inquiry, or investigation, such Indemnified Party shall separately deliver to Dinsmore Capital a written notice setting forth in reasonable detail a description of the matter giving rise to indemnification hereunder (including copies of any written correspondence received or sent by the Indemnified Party from or to any person related thereto), including, if known, the anticipated Losses (a “Claim Notice”); provided, however, that any failure or delay by the Indemnified Party in delivering a Claim Notice to Dinsmore Capital shall not affect such Indemnified Party’s right to indemnification under this Agreement except to the extent that Dinsmore Capital has been materially prejudiced by such failure or delay.

(b)	In case Dinsmore Capital shall object to the indemnification of an Indemnified Party with respect to any Claim or in any Claim Notice, Dinsmore Capital shall, as soon as practicable after receipt of such Claim Notice, deliver to the Indemnified Party a written notice to such effect and Dinsmore Capital and the Indemnified Party shall, within a 30-day period beginning on the date of receipt by the Indemnified Party of such written objection, attempt in good faith to agree on the rights of the respective parties with respect to each of such Claims to which Dinsmore Capital shall have so objected, and any agreement reached regarding their respective rights with respect to any of such claims shall be set forth in a written agreement signed by the parties. If the Indemnified Party and Dinsmore Capital are unable to agree as to any particular item or items or amount or amounts, then either the Indemnified Party or Dinsmore Capital may submit such dispute to arbitration under Section 10(a) hereof.

(c)	As soon as practical after receipt by Dinsmore Capital of a Claim Notice (but in no event more than twenty (20) days thereafter), Dinsmore Capital may, at its option, assume the defense of the Indemnified Party against such Claim (including the retention of legal counsel of Dinsmore Capital’s choosing); provided, however, that in the case of a Claim asserted by a Governmental Authority, Dinsmore Capital must obtain the prior written consent of the Indemnified Party (such consent not to be unreasonably withheld or delayed) to the retention of such legal counsel. If Dinsmore Capital elects not to defend against any such third party claim, the Indemnified Party may, but is not obligated to, defend against such third party claim on behalf of and for the account and risk of the Dinsmore Capital, and if such Indemnified Party is entitled to indemnification, all reasonable legal expenses incurred by the Indemnified Party shall be borne by Dinsmore Capital. Dinsmore Capital and the Indemnified Party shall cooperate in the compromise of, or defense against, any Claim.

(d)	Upon receipt of notice from Dinsmore Capital to an Indemnified Party of its election to assume the defense of such action and, if applicable, approval by the Indemnified Party of legal counsel selected by Dinsmore Capital, then Dinsmore Capital will not be liable to the Indemnified Party under this Section 6 for any legal expenses subsequently incurred by such Indemnified Party in connection with the defense thereof unless (i) the Indemnified Party shall have employed legal counsel in connection with the assumption of legal defenses in accordance with subsections (c) or (e) of this Section 6, or (ii) Dinsmore Capital shall not have employed legal counsel (reasonably satisfactory to the

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Indemnified Party, if applicable) to represent the Indemnified Party in accordance with Section 6(c), in which case the reasonable fees and expenses of such legal counsel shall be at the expense of Dinsmore Capital.

(e)	Notwithstanding anything contained in this Section 6 to the contrary, neither Dinsmore Capital nor the Indemnified Party shall, without the written consent of the other party (such consent not to be unreasonably withheld or delayed), settle or compromise any third party claim or permit a default or consent to entry of any judgment unless such settlement or compromise (x) relates solely to monetary damages and (y) provides for a full release of, and a settlement that applies to, all Claims being settled. Any Indemnified Party shall have the right to employ separate legal counsel in any such action or claim and to participate in the defense thereof at Dinsmore Capital’s cost and expense if (i) the employment of such legal counsel has been specifically authorized in writing by Dinsmore Capital, (ii) in the reasonable written opinion of legal counsel to the Indemnified Party, a conflict or potential conflict exists between the Indemnified Party and Dinsmore Capital that would make such separate representation advisable, or (iii) in the reasonable written opinion of legal counsel to the Indemnified Party, there may be legal defenses available to one or more of the Indemnified Parties which are different from or additional to those available to Dinsmore Capital that would make such separate representation advisable. After any Claim has been filed or initiated, each party shall provide reasonable access to the other parties and their attorneys and accountants all pertinent information under its control relating to such Claim, and the parties agree to render to each other such assistance as they may reasonably require of each other in order to facilitate the proper and adequate defense against any such Claim.

(f)	Nothing contained in this Section 6 shall limit the obligations of Dinsmore Capital provided under Section 5 or Section 6 of this Agreement other than for attorneys’ fees and expenses.

7.	Insurance Proceeds. Contemporaneously with providing a Claim Notice to Dinsmore Capital under this Agreement, each Indemnified Party shall begin using commercially reasonable efforts to obtain any insurance amounts available under any insurance agreement or policy or from any other person or entity alleged to be responsible for any Losses or other rights of recovery with respect to such Losses with regard to any applicable Claim. Dinsmore Capital shall not have any obligation under this Agreement with respect to a particular Claim or Indemnified Party during such time (if any) when such insurance agreement or policy provides an alternative complete source of defense costs and expense reimbursements (directly or indirectly) for such Claim to the Indemnified Party, but at any time when such insurance contract or policy does not provide a complete source of defense costs and expense reimbursements, then Dinsmore Capital shall be responsible for the amount by which the sum of such defense costs and expense reimbursements exceed the available insurance proceeds.

8.	Consideration of New Agreement. The Trustees shall and hereby agree to consider promptly and in good faith whether to approve on behalf of the Funds the execution of the New Agreement, subject in all cases to the approval of the stockholders of the Funds.

9.	Agreement Unaffected by Closing of Transaction. The terms of this Agreement will apply regardless of whether the Trustees approve on behalf of the Funds the execution of the New Agreement, regardless of whether the Transaction is consummated, and regardless of whether the Transaction Agreement is terminated. The terms of this Agreement will also survive the consummation of the Transaction.

10.	Miscellaneous.

(a)	Arbitration. Any dispute or controversy arising from or relating to this Agreement shall be decided by arbitration in the City of New York, by a single arbitrator, in accordance with the commercial rules and regulations of the American Arbitration Association. Any

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arbitral decision shall be final and binding on the parties. The parties covenant and agree that they will participate in an arbitration proceeding in good faith and that Dinsmore Capital shall bear fifty percent (50%) of the costs of such arbitration proceeding and the Funds shall collectively bear fifty percent (50%) of the costs of such arbitration proceedings.

(b)	Benefit to Others. The understandings contained in this Agreement are for the sole benefit of the parties hereto and their respective successors and assigns and they shall not be construed as conferring, and are not intended to confer, any rights on any other persons.

(c)	Termination. This Agreement may be terminated with respect to a Fund by the mutual consent of the affected Fund on the one hand and Dinsmore Capital on the other hand.

(d)	Indulgences, Etc. Neither the failure nor any delay on the part of any party hereto to exercise any right, remedy, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power, or privilege preclude any other or further exercise of the same or of any other right, remedy, power, or privilege, nor shall any waiver of any right, remedy, power, or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power, or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

(e)	Controlling Law. This Agreement and all questions relating to its validity, interpretation, performance, and enforcement (including, without limitation, provisions concerning limitations of actions), shall be governed by and construed in accordance with the laws of the State of Delaware, notwithstanding any conflict of laws doctrines of any jurisdiction to the contrary, and without the aid of any canon, custom or rule of law requiring construction against the draftsman.

(f)	Notices. All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received only when delivered (personally, by courier service such as FedEx or by other messenger) against receipt or upon actual receipt of registered or certified mail, postage prepaid, return receipt requested, addressed as set forth below:

If to a Fund or Independent Trustee:

c/o Nicolas Platt

Hartley House

637 Spring Valley Road

Morristown, NJ 07960

with a copy, given in the manner prescribed above, to:

Steven B. King, Esquire
Ballard Spahr LLP
1735 Market Street, 51st Floor
Philadelphia, PA 19103

If to Dinsmore Capital:

Dinsmore Capital Management Co.
65 Madison Avenue, Suite 550
Morristown, NJ 07960
Attention: Thomas Dinsmore

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with a copy, given in the manner prescribed above, to:

Henry Nelson Massey, Esquire
Day Pitney LLP
One Jefferson Road
Parsippany, NJ 07054-2891

Any party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this subsection for the giving of notice.

(g)	Binding Nature of Agreement; No Assignment. This Agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns, except that no party may assign or transfer its rights nor delegate its obligations under this Agreement without the prior written consent of the other parties hereto.

(h)	Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

(i)	Provisions Separable. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

(j)	Entire Agreement. This Agreement contains the entire understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing.

(k)	Section Headings. The Section and subsection headings in this Agreement have been inserted for convenience of reference only; they form no part of this Agreement and shall not affect its interpretation.

(l)	Gender, Etc. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context indicates is appropriate.

(m)	Definitions. For purposes of this Agreement, the term “Affiliate” shall have the meaning given to the term “affiliated person” in the 1940 Act. For purposes of this Agreement, the term “Knowledge” when referring to Dinsmore Capital shall mean the actual knowledge of Thomas Dinsmore. Each other capitalized term used in this Agreement but not defined herein shall have the respective meaning given to such term in the Transaction Agreement.

(n)	Transaction Agreement. This Agreement shall not modify, amend, limit the terms of, or otherwise affect any of the rights or obligations of GAMCO or Gabelli or Dinsmore Capital to one another under, the Transaction Agreement.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective representatives thereunto duly authorized.

Dinsmore Capital Management Co.

By:	/S/ Jane D. O’Keeffe
Name:	Jane D. O’Keeffe
Title:	President

Bancroft Fund Ltd.
By:	/S/ Nicholas Platt
Name:	Nicholas Platt
Title:	Independent Trustee

Ellsworth Growth and Income Fund Ltd.

By:	/S/ Nicholas Platt
Name:	Nicholas Platt
Title:	Independent Trustee

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Appendix C

Funds Advised by Gabelli Funds with Investment Objectives
Similar to the Investment Objective of Bancroft and Ellsworth

The investment objective of both Bancroft and Ellsworth is to provide income and the potential for capital appreciation, which objective each Fund considers to be relatively equal, over the long-term, due to the nature of the securities in which each Fund invests. Bancroft invests its net assets almost exclusively in convertible securities, and Ellsworth invests at least 65% of its net assets in convertible securities.

This Appendix C lists each of the funds advised by Gabelli Funds and which has an investment objective similar to the investment objective of Bancroft and Ellsworth. The information below, except as otherwise noted, is set forth in each such fund’s Certified Shareholder Report for the six months ended June 30, 2015. The information below also includes the size of such funds as of June 30, 2015 and the rate of the investment adviser’s compensation. The investment objective of each fund listed below is set forth in the footnote corresponding to such fund. This Appendix C excludes funds that are focused on particular sectors, socially responsible funds, funds that are not diversified, funds which employ a non-fundamental investment approach, and funds that are market neutral.

Fund	Total Net Assets as of June 30, 2015 (millions)	Annual Advisory Fee as a % of NAV
The Gabelli Convertible and Income Securities Fund Inc. (1)	$107(6)	1%
The Gabelli Dividend & Income Trust (2)	$2,388(6)	1%
The Gabelli Dividend Growth Fund (3)	$33	1%
The Gabelli Equity Income Fund (4)	$2,500(7)	1%
Gabelli Global Rising Income and Dividend Fund (5)	$48	1%

(1)	The investment objective of Gabelli Convertible and Income Securities Fund Inc. (the “Convertible Fund”) is a high level of total return through a combination of current income and capital appreciation by investing in convertible securities. Gabelli Funds has agreed to reduce the management fee on the incremental assets attributable to the Series B Cumulative Preferred Stock (“Series B Preferred”) of the Convertible Fund if the total return on the NAV of the common shares of the Convertible Fund, including distributions and advisory fees subject to reduction, does not exceed the stated dividend rate on the Series B Preferred. For the six months ended June 30, 2015, the Convertible Fund’s total return on the NAV of the common shares did not exceed the stated dividend rate of the Series B Preferred. Thus, advisory fees were reduced by $119,701.

(2)	The investment objective of the Gabelli Dividend & Income Trust (the “Dividend & Income Trust”) is a high level of total return on its assets with an emphasis on dividends and income. Gabelli Funds has agreed to reduce the management fee on the incremental assets attributable to the Preferred Shares if the total return on the NAV of the common shares of the Dividend & Income Trust, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of each particular series of the Preferred Shares. For the six months ended June 30, 2015, the Dividend & Income Trust’s total return on the NAV of the common shares did not exceed the stated dividend rate or corresponding swap rate of the outstanding Preferred Shares. Thus, advisory fees were reduced by $2,277,416.

(3)	The primary investment objective of the Gabelli Dividend Growth Fund (the “Dividend Growth Fund”) is long term growth of capital with current income as a secondary objective. Gabelli Funds has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Dividend Growth Fund to the extent necessary to maintain the annualized total operating expenses of the Dividend Growth Fund (exclusive of brokerage fees, interest, taxes, and extraordinary expenses), at no more than 2.00%, 2.00%, 2.75%, and 1.75%, respectively, of the Dividend Growth Fund’s Class AAA, Class A, Class C, and Class I shares’ average daily net assets. However, the Dividend Growth Fund has agreed, during the two-year time period following any such waiver or reimbursement by Gabelli Funds, to repay such amount to the extent that, after giving effect to the repayment, such adjusted annualized total operating expenses of the Fund would not exceed 2.00%, 2.00%, 2.75%, and 1.75% of the value of the Dividend Growth Fund’s average daily net assets for Class AAA, Class A, Class C, and Class I shares, respectively. This arrangement is in effect through at least May 1, 2016, but may be terminated by the Board of Trustees before such time.

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(4)	The investment objective of the Gabelli Equity Income Fund is a high level of total return on its assets with an emphasis on income. This investment objective is provided in the Gabelli Equity Income Fund’s Certified Shareholder Report for the six months ended March 31, 2015.

(5)	The investment objective of the Gabelli Global Rising Income and Dividend Fund (the “Rising Income and Dividend Fund”) is a high level of total return through a combination of current income and capital appreciation. Gabelli Funds has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Rising Income and Dividend Fund to the extent necessary to maintain the annualized total operating expenses of the Rising Income and Dividend Fund (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses), at no more than 2.00%, 2.00%, 2.75%, and 1.75% of the value of the Rising Income and Dividend Fund’s average daily net assets for Class AAA, Class A, Class C, and Class I Shares, respectively. In addition, the Rising Income and Dividend Fund has agreed, during the two year period following any waiver or reimbursement by Gabelli Funds, to repay such amount to the extent, after giving effect to the repayment, such adjusted annualized total operating expenses of the Rising Income and Dividend Fund would not exceed 2.00%, 2.00%, 2.75%, and 1.75% of the value of the Rising Income and Dividend Fund’s average daily net assets for Class AAA, Class A, Class C, and Class I, respectively. During the six months ended June 30, 2015, Gabelli Funds recovered $62,315 representing the balance of previously reimbursed expenses. This arrangement is in effect through at least May 1, 2016, but may be terminated by the Board of Trustees before such time.

(6)	Includes net assets attributable to common shareholders as well as the liquidation value of preferred shares.

(7)	Approximate total net assets as of June 30, 2015 according to fund factsheet located at www.gabelli.com (visited Sepember 9, 2015).

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Proxy Card for Bancroft and
Proxy Card for Ellsworth

BANCROFT FUND LTD.

Special Meeting to be held October 19, 2015

This Proxy is being solicited on behalf of the Board of Trustees

The undersigned hereby appoints Thomas H. Dinsmore, Gary I. Levine, and Jane D. O’Keeffe, and any one of them separately, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the special meeting of shareholders of Bancroft Fund Ltd. (the “Trust”) at The Madison Hotel located at 1 Convent Road, Morristown, New Jersey 07960 on October 19, 2015 at 10:00 a.m. Eastern time, and at all adjournments or postponements thereof, with respect to the number of beneficial shares which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse hereof, this proxy is given WITH authority to vote FOR the proposal to approve the new investment advisory agreement for the Trust, and FOR the trustee nominees listed on the reverse of this card.

PLEASE FILL IN, DATE AND SIGN THE PROXY CARD ON THE OTHER SIDE
AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE

SPECIAL MEETING OF SHAREHOLDERS OF

BANCROFT FUND LTD.

October 19, 2015

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, Proxy Statement and Proxy Card
are available at http://www.astproxyportal.com/ast/12198/10806/

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

”  Please detach along perforated line and mail in the envelope provided  ”

▄ 21130000000000000000 9	101915

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND “FOR” ALL NOMINEES IDENTIFIED BELOW.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

2. ELECTION OF TRUSTEES:					1. APPROVAL OF INVESTMENT ADVISORY AGREEMENT	FOR	AGAINST	ABSTAIN
						☐	☐	☐
NOMINEES:
☐	FOR ALL NOMINEES	™	Kinchen C. Bizzell		YOUR VOTE IS IMPORTANT TO US. PLEASE FILL IN, DATE AND SIGN YOUR PROXY
		™	Elizabeth C. Bogan, Ph.D.		AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE PROVIDED FOR
☐	WITHHOLD AUTHORITY	™	James P. Conn		YOUR CONVENIENCE.
	FOR ALL NOMINEES	™	Frank J. Fahrenkopf, Jr.
		™	Mario J. Gabelli
☐	FOR ALL EXCEPT	™	Daniel D. Harding
	(See instructions below)	™	Michael J. Melarkey
		™	Kuni Nakamura
		™	Jane D. O’Keeffe
		™	Nicolas W. Platt
		™	Anthonie C. van Ekris

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ˜

To change the address on your account, please check the box at the right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.				☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:  Please sign as name appears hereon.  Joint owners each sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

¢	¢

ELLSWORTH GROWTH AND INCOME FUND LTD.

Special Meeting to be held October 19, 2015

This Proxy is being solicited on behalf of the Board of Trustees

The undersigned hereby appoints Thomas H. Dinsmore, Gary I. Levine, and Jane D. O’Keeffe, and any one of them separately, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the special meeting of shareholders of Ellsworth Growth and Income Fund Ltd. (the “Trust”) at The Madison Hotel located at 1 Convent Road, Morristown, New Jersey 07960 on October 19, 2015 at 10:00 a.m. Eastern time, and at all adjournments or postponements thereof, with respect to the number of beneficial shares which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse hereof, this proxy is given WITH authority to vote FOR the proposal to approve the new investment advisory agreement for the Trust, and FOR the trustee nominees listed on the reverse of this card.

PLEASE FILL IN, DATE AND SIGN THE PROXY CARD ON THE OTHER SIDE
AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE

SPECIAL MEETING OF SHAREHOLDERS OF

ELLSWORTH GROWTH AND INCOME FUND LTD.

October 19, 2015

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, Proxy Statement and Proxy Card
are available at http://www.astproxyportal.com/ast/12198/10806/

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

”  Please detach along perforated line and mail in the envelope provided  ”

▄ 21130000000000000000 9	101915

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND “FOR” ALL NOMINEES IDENTIFIED BELOW.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

2. ELECTION OF TRUSTEES:					1. APPROVAL OF INVESTMENT ADVISORY AGREEMENT	FOR	AGAINST	ABSTAIN
						☐	☐	☐
NOMINEES:
☐	FOR ALL NOMINEES	™	Kinchen C. Bizzell		YOUR VOTE IS IMPORTANT TO US. PLEASE FILL IN, DATE AND SIGN YOUR PROXY
		™	Elizabeth C. Bogan, Ph.D.		AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE PROVIDED FOR
☐	WITHHOLD AUTHORITY	™	James P. Conn		YOUR CONVENIENCE.
	FOR ALL NOMINEES	™	James A. Dinsmore
		™	Frank J. Fahrenkopf, Jr.
☐	FOR ALL EXCEPT	™	Mario J. Gabelli
	(See instructions below)	™	Daniel D. Harding
		™	Michael J. Melarkey
		™	Kuni Nakamura
		™	Nicolas W. Platt
		™	Anthonie C. van Ekris

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ˜

To change the address on your account, please check the box at the right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.				☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:  Please sign as name appears hereon.  Joint owners each sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

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